UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
DANA INCORPORATED
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(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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Dana Incorporated
Proxy Statement and Notice of
2024 Annual Meeting of Shareholders
Our Proxy Statement and Annual Report
are Available at www.dana.com/proxy

Dana Incorporated
3939 Technology Drive
Maumee, Ohio 43537
March 14, 2024
Dear Fellow Shareholder:
It is our pleasure to inform you that our 2024 Annual Meeting of Shareholders of Dana Incorporated will be conducted online on Wednesday, April 24, 2024, starting at 8:00 a.m., Eastern Time. Shareholders will be able to listen, vote and submit questions from any remote location with Internet connectivity.
The annual report, which is included in this package, summarizes Dana’s major developments and includes our consolidated financial statements.
Whether or not you plan to participate in the 2024 Annual Meeting of Shareholders, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the Internet indicating how you would like your shares voted. Instructions on how to vote your shares by telephone or via the Internet are on the proxy card enclosed with this proxy statement or the “Notice and Access” card we have provided.
Sincerely,

James K. Kamsickas Chairman of the Board of Directors

PROXY STATEMENT

Dana Incorporated
Notice of Virtual Annual Meeting of Shareholders
March 14, 2024
Date:	April 24, 2024
Time:	8:00 a.m., Eastern Time
Place:	Online at www.virtualshareholdermeeting.com/DAN2024
This year’s Virtual Annual Meeting of Shareholders will begin promptly at 8:00 a.m., Eastern Time. Shareholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for shareholders to attend. Shareholders may only participate online by logging in at www.virtualshareholdermeeting.com/DAN2024.
We invite you to participate in the Dana Incorporated 2024 Annual Meeting of Shareholders to:
1.	Elect nine (9) Directors for a one-year term expiring in 2025 or upon the election and qualification of their successors;
2.	Act on an advisory vote to approve executive compensation;
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.	Approve the amendment to the Dana Incorporated 2021 Omnibus Incentive Plan; and
5.	Transact any other business that is properly submitted before the Annual Meeting or any other adjournments or postponements of the Annual Meeting.
The record date for the Annual Meeting is February 26, 2024 (the Record Date). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Dana mailed this Notice of Annual Meeting or a Notice of Availability of Proxy Materials to those shareholders on or about March 14, 2024. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.
Dana will have a list of shareholders who can vote available for inspection by shareholders for 10 days prior to the Annual Meeting, during regular business hours at Dana’s Law Department, 3939 Technology Drive, Maumee, Ohio 43537.
Whether or not you plan to participate in the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote by signing, dating and returning the enclosed proxy card, by using the automated telephone voting system, or by using the Internet voting system. You will find instructions for voting by telephone or by the Internet, in the “Notice and Access” card we have provided and in the “Questions and Answers” section of the proxy statement. Please vote your proxy, then follow the instructions in the “Questions and Answers” section below.
By Order of the Board of Directors,

March 14, 2024	Douglas H. Liedberg Senior Vice President, General Counsel & Secretary Chief Compliance & Sustainability Officer
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 24, 2024.
The Proxy Statement and our 2023 Annual Report are available at www.dana.com/proxy.

Dana Incorporated
3939 Technology Drive
Maumee, Ohio 43537
2024 PROXY STATEMENT

QUESTIONS AND ANSWERS
The Board of Directors is soliciting proxies to be used at the Dana Incorporated Annual Meeting of Shareholders to be held virtually on Wednesday, April 24, 2024, beginning at 8:00 a.m., Eastern Time. This proxy statement and the enclosed form of proxy are being made available to shareholders beginning March 14, 2024.
What is a proxy?
A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. Dana’s Board of Directors is soliciting this proxy. All references in this proxy statement to “you” will mean you, the shareholder, and to “yours” will mean the shareholder’s or shareholders’, as appropriate.
What is a proxy statement?
A proxy statement is a document the United States Securities and Exchange Commission (the SEC) requires to explain the matters, which you are asked to vote on by proxy and to disclose certain related information. This proxy statement and the accompanying proxy card were first mailed to the shareholders on or about March 14, 2024.
What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting, including i) the election of directors; ii) an advisory vote on executive compensation; iii) ratification of the appointment of Dana’s independent registered public accounting firm; and iv) approve an amendment to the Dana Incorporated 2021 Omnibus Incentive Plan. Also, management will report on the state of Dana and respond to questions from shareholders.
What is the record date and what does it mean?
The record date for the Annual Meeting is February 26, 2024 (the Record Date). The Record Date was established by the Board of Directors as required by Delaware law. Holders of our common stock at the close of business on the Record Date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on the Record Date may vote at the meeting. On February 26, 2024, 144,950,301 shares of our common stock were outstanding, and accordingly, are eligible to be voted.
What are the voting rights of the holders of common stock?
Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

What is “Notice and Access” and why did Dana elect to use it?
We are making the proxy solicitation materials available to shareholders who hold shares electronically via the Internet under the Notice and Access rules and regulations of the SEC. On or about March 14, 2024, we mailed to such shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our shareholders on or about March 14, 2024. The Notice includes information on how to access and review the proxy materials and how to vote via the Internet. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you and reduce our environmental impact. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Shareholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.
If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See “How do I vote my shares?” below.
I share an address with another shareholder. Why did we receive only one set of proxy materials?
Dana may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice by delivering a single copy of these documents to an address shared by two or more shareholders. This process is known as “householding.” To the extent we have done so, we have delivered only one set of proxy materials or one Notice, as applicable, to shareholders who share an address with another shareholder, unless contrary instructions were received prior to the mailing date.
We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, our 2023 Annual Report and/or our Notice, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. To make such a request,
Internet www.proxyvote.com
Telephone 1-800-579-1639
Email sendmaterial@proxyvote.com
If requesting materials by e-mail, the control number found in the box marked by an arrow on the Notice and Access card will need to be provided in the e-mail request.
If your common stock is held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our 2023 Annual Report or the Notice, either now or in the future, please contact your brokerage or bank. If your brokerage or bank is unable or unwilling to assist you, please make such request using the contact information indicated above.
Shareholders sharing an address who are receiving multiple copies of proxy materials and who want to receive a single copy of our annual reports, proxy statements and/or our notices may do so by submitting a request using the contact information provided in this section.
How do I vote my shares?
If you are a registered shareholder of record as of February 26, 2024, as opposed to a street name holder, you will be able to vote in the following ways: by telephone, by the Internet, by mail, or during the Annual Meeting.
TO VOTE BY TELEPHONE: Call toll-free 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. (ET), on April 23, 2024.
Use any touch-tone telephone to vote your proxy.
►	Make sure you have your proxy card, notice document or email that you received and follow the simple instructions provided.

(OR)
TO VOTE BY THE INTERNET: www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. (ET), on April 23, 2024.
►	Make sure you have your proxy card, notice document or email that you received and follow the simple instructions provided.
(OR)
TO VOTE BY MAIL:
►
If you received printed copies of the proxy materials by mail, you may mark, date and sign the enclosed proxy card and return it in the postage-paid envelope that was provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

If you submit a proxy to Dana before the Annual Meeting, the persons named as proxies will vote your shares as you directed. If no instructions are specified, the proxy will be voted: i) “FOR” all of the listed director nominees; ii) “FOR” approval of the advisory vote on executive compensation; iii) “FOR” ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm; and iv) “FOR” the amendment to the Dana Incorporated 2021 Omnibus Incentive Plan.
You may revoke a proxy at any time before the proxy is exercised by:
(1)	delivering written notice of revocation to the Corporate Secretary of Dana at the Dana Law Department, 3939 Technology Drive, Maumee, Ohio 43537;
(2)	submitting another properly completed proxy card that is later dated;
(3)	voting by telephone at a subsequent time; or
(4)	voting by Internet at a subsequent time.
If you hold your shares in “street name,” you must provide voting instructions for your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares.
What is a quorum?
There were 144,950,301 shares of Dana’s common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares or 72,475,151 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.
Will my shares be voted if I do not provide my proxy?
For shareholders of record: If you are the shareholder of record and you do not vote by proxy card, by telephone or via the Internet, your shares will not be voted at the Annual Meeting.
For holders in street name: If your shares are held in street name, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Under New York Stock Exchange (NYSE) rules, your broker may vote shares held in street name on certain “routine” matters. The NYSE rules consider the ratification of the appointment of our independent registered public accounting firm to be a routine matter. As a result, your broker is permitted to vote your shares on this matter at its discretion without instruction from you.
When a proposal is not a routine matter, such as the election of directors and the advisory vote on executive compensation and you have not provided voting instructions to the brokerage firm with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. The missing votes for these non-routine matters are called “broker non-votes.” Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares present and voting on a specific proposal.
What vote is required?
Proposal I - Election of Directors: If a quorum exists, the election requires a plurality vote of the shares present online or represented by proxy at the Annual Meeting and entitled to vote, meaning that the director nominees with the most affirmative votes are elected to fill the available seats. As outlined in our Bylaws, regardless of this plurality vote, any director who receives more “withheld” votes than “for” votes in an uncontested election is required to tender his or her resignation to the Board for consideration in accordance with the procedures set forth in the Bylaws. Our Nominating and Corporate Governance Committee will then evaluate the best interests of Dana and its shareholders and will recommend to the Board the action to be taken with respect to the tendered resignation. Following the Board’s determination, Dana will promptly publicly disclose the Board’s decision of whether or not to accept the resignation and an explanation of how the decision was reached, including, if applicable, the reasons for rejecting the resignation. Broker non-votes will not be counted as eligible to vote and, therefore, will have no effect on the outcome of the voting.
Proposal II - Advisory Vote on Executive Compensation: The proposal represents an advisory vote and the results will not be binding on the Board or Dana. If a quorum exists, the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the matter will constitute the shareholders’ non-binding approval with respect to our executive compensation programs. Therefore, abstentions will have the same effect as voting against the proposal. Broker non-votes will not be counted as eligible to vote on the proposal and, therefore, will have no effect on the outcome of the voting on the proposal. The Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal III – Ratification of the Appointment of the Independent Registered Public Accounting Firm: If a quorum exists, the proposal to ratify the appointment of the independent registered public accounting firm must receive the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Therefore, abstentions will have the same effect as voting against the proposal. Brokers will have discretionary voting power to vote this proposal, so we do not anticipate any broker non-votes (described above).
Proposal IV – Approval of Amendment to the Dana Incorporated 2021 Omnibus Incentive Plan: If a quorum exists, the proposal to amend the Dana Incorporated 2021 Omnibus Incentive Plan must receive the affirmative vote of a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the proposal. Broker non-votes will not be counted as eligible to vote on the proposal and, therefore, will have no effect on the outcome of the voting on the proposal.
Dana will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations. If you hold shares in more than one account, you must vote each proxy and/or voting instruction card you receive to ensure that all shares you own are voted. No other matters are currently scheduled to be presented at the Annual Meeting. An independent third party, Broadridge Financial Services, will act as the inspector of the Annual Meeting and the tabulator of votes.
How do I participate in the virtual annual meeting?
All shareholders as of the Record Date, or their duly appointed proxies, may participate in the virtual Annual Meeting. Shareholders will be able to log into the virtual annual meeting platform beginning at 7:30 a.m. Eastern Time on Wednesday, April 24, 2024. To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/DAN2024 and enter your 16-digit control number as indicated on the Notice and Access card. Shareholders may submit questions either before or during the meeting.
Who pays for the costs of the Annual Meeting?
Dana pays the cost of preparing and printing the proxy statement and soliciting proxies. Dana will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Dana will use the services of D.F. King & Co., Inc., a proxy solicitation firm, at a cost of approximately $14,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Dana and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Dana will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Dana’s common stock.
How can shareholders propose business (other than nominations) for consideration by shareholders at the 2025 Annual Meeting of Shareholders?
Proposals to be Considered for Inclusion in Dana’s Proxy Materials – Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), we must receive shareholder proposals by November 14, 2024, to consider them for inclusion in our proxy materials for the 2025 Annual Meeting of Shareholders. A shareholder submitting a proposal for inclusion in our proxy materials must comply with Rule 14a-8.
Other Proposals for Consideration at the 2025 Annual Meeting – A shareholder who intends to propose an item of business at the 2025 Annual Meeting of Shareholders (not for inclusion in our proxy materials) must comply with the requirements set forth in our Bylaws. Under Dana’s Bylaws, our shareholders must provide advance notice to Dana in such cases. For the 2025 Annual Meeting of Shareholders, notice must be received by Dana’s Corporate Secretary no later than the close of business on January 24, 2025 and no earlier than the open of business on December 26, 2024.

If Dana moves the 2025 Annual Meeting of Shareholders to a date that is more than 25 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., April 24, 2025), Dana must receive your notice no later than the close of business on the 10th day following the day on which notice of the meeting date is first distributed to shareholders or Dana makes a public announcement of the meeting date, whichever occurs first.
Under Dana’s Bylaws, the notice of proposed business must include a description of the business and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business and certain other information about the shareholder. Dana’s Bylaws specifying the advance notice and additional requirements for submission of shareholder proposals are available on Dana’s website at www.dana.com.
How can shareholders nominate individuals for election as directors for consideration by shareholders at the 2025 Annual Meeting of Shareholders?
Director Nominations for Inclusion in Dana’s Proxy Materials (Proxy Access) – Pursuant to Dana’s Bylaws, a shareholder (or a group of up to 20 shareholders) who has continuously owned at least 3% of our shares for at least three years and has complied with the other requirements of our Bylaws may nominate and include in Dana’s proxy materials director nominees constituting up to 25% of Dana’s Board. Notice of a proxy access nomination for consideration at the 2025 Annual Meeting must be received no later than the close of business on November 14, 2024, and no earlier than the open of business on October 15, 2024.
Other Nominations for Consideration at the 2025 Annual Meeting – A shareholder who intends to nominate a person for election as a director at the 2025 Annual Meeting of Shareholders (other than under proxy access) must comply with the requirements set forth in our Bylaws. Under Dana’s Bylaws, our shareholders must provide advance notice to Dana in such cases. For the 2025 Annual Meeting of Shareholders, notice must be received by Dana’s Corporate Secretary no later than the close of business on January 24, 2025 and no earlier than the open of business on December 26, 2024.
If Dana moves the 2025 Annual Meeting of Shareholders to a date that is more than 25 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., April 24, 2025), Dana must receive your notice no later than the close of business on the 10th day following the day on which notice of the meeting date is first distributed to shareholders or Dana makes a public announcement of the meeting date, whichever occurs first.
Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice for each nomination of a Director that includes the information required by Rule 14a-19 under the Exchange Act.
In All Cases – Whether a nomination is made under our proxy access bylaw or under our advance notice bylaw, a shareholder’s notice to nominate individuals for election to the Board of Directors must provide information about the shareholder and the nominee, as well as the written consent of the proposed nominee to being named in the proxy statement and to serve as a director if elected. Dana’s Bylaws specifying the proxy access, advance notice and additional requirements for submission of nominations are available on Dana’s website at www.dana.com.
Where should shareholders send proposals for business and director nominations for consideration at the 2025 Annual Meeting of Shareholders?
All shareholder nominations of individuals for election as directors or proposals of other items of business to be considered by shareholders at the 2025 Annual Meeting of Shareholders must be submitted in writing to our Corporate Secretary, Dana Incorporated, 3939 Technology Drive, Maumee, Ohio 43537.
How many of Dana’s directors are independent?
Dana’s Board of Directors has determined that eight (8) of the nine (9) directors being nominated for election are independent. For a discussion of the Board of Directors’ basis for this determination, see the section of this proxy statement entitled “Director Independence.”
Does Dana have a Code of Ethics?
Yes, Dana has Standards of Business Conduct for Employees, which applies to employees and agents of Dana and its subsidiaries and affiliates, as well as Standards of Business Conduct for Members of the Board of Directors. The Standards of Business Conduct for Employees and Standards of Business Conduct for Members of the Board of Directors are available on Dana’s website at www.dana.com.

Is this year’s proxy statement available electronically?
Yes. You may view this proxy statement and the proxy card, as well as the 2023 Annual Report, electronically by going to our website at www.dana.com/proxy and clicking on the document you wish to view, either the proxy statement and proxy card or annual report.
How can I find the results of the Annual Meeting?
Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
A copy of Dana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, may be obtained without charge upon written request to the Corporate Secretary, Dana Incorporated, 3939 Technology Drive, Maumee, Ohio 43537.
The proxy statement and Dana’s annual report to shareholders are available on our website at www.dana.com/proxy.

EXECUTIVE OFFICERS
Following are the names and ages of the executive officers of Dana, their positions with Dana and summaries of their backgrounds and business experience. Our executive officers serve on Dana’s Executive Leadership Team. All executive officers are elected or appointed by the Board of Directors and hold office until the annual meeting of the Board of Directors following the annual meeting of shareholders in each year.
Name	Age as of February 26, 2024	Principal Occupation and Business Experience During Past 5 Years	Executive Officer
Aziz S. Aghili	65
Executive Vice President and President, Commercial Vehicle Drive and Motion Systems (since September 2023), Executive Vice President and President, Heavy Vehicle (April 2021 to September 2023), Executive Vice President and President, Off-Highway Drive and Motion Systems (August 2018 to April 2021), President, Off-Highway Drive and Motion Systems (July 2011 to August 2018), Dana Incorporated.
			2011 - Present
Jeroen Decleer	43
Senior Vice President and President, Off-Highway Drive and Motion Systems (since September 2023), Senior Vice President, Off-Highway Drive and Motion Systems (April 2021 to September 2023), Vice President and General Manager, Off-Highway Mobile Europe and Off-Highway Global Product Management (July 2020 to April 2021), Senior Director and Vice President, Global Off-Highway Drivetrain Technologies Sales, Product Planning and Strategy (September 2016 to July 2020).
			2023 - Present
Byron S. Foster	55
Senior Vice President and President, Light Vehicle Drive Systems (since July 2021), Senior Vice President and Chief Commercial, Marketing and Communications Officer (February 2021 to July 2021), Dana Incorporated. Prior to joining Dana, Mr. Foster was Chief Executive Officer at Shield T3, LLC (September 2020 to February 2021) and Executive Vice President, Seating at Adient plc (October 2016 to February 2019).
			2021 - Present
James K. Kamsickas	57
Mr. Kamsickas has served as Chairman of the Board of Directors since December 2019 and President and Chief Executive Officer of Dana Incorporated since August 2015. Prior to joining Dana, Mr. Kamsickas served as President and Chief Executive Officer of International Automotive Components (IAC) Group S.A., a leading global supplier of automotive interior components and systems. He also served as a member of IAC’s Board of Directors from 2007-2015. Prior to that, he spent 18 years at Lear Corporation in numerous domestic and international positions, ultimately as leader of its Interior Systems Division.
			2015 - Present
Timothy R. Kraus	55
Senior Vice President and Chief Financial Officer (since December 2021), Senior Vice President of Finance and Treasurer (January 2017 to December 2021), Vice President of Finance and Treasurer (December 2016 to January 2017), Dana Incorporated.
			2021 - Present
Douglas H. Liedberg	56
Senior Vice President, General Counsel and Secretary, Chief Compliance and Sustainability Officer (since January 2020), Senior Vice President, General Counsel and Secretary, Chief Compliance Officer (since May 2017), Associate General Counsel (November 2008 to April 2017), Dana Incorporated.
			2017 - Present
Antonio Valencia	58	Senior Vice President and President, Power Technologies and Global Electrification, (since April 2020), Senior Vice President, China and India (January 2016 to April 2020), Dana Incorporated.	2020 - Present

Executive Compensation
Compensation Discussion and Analysis
Introduction
Our Compensation Discussion and Analysis (CD&A) provides information about the executive compensation philosophy, key principles and approaches the Company uses to determine the elements of compensation awarded to, earned by and paid to each of our named executive officers (NEOs) during 2023. This discussion offers context to the compensation disclosures included in the accompanying compensation tables and corresponding narrative discussion and footnotes below, and it should be read in conjunction with those disclosures.
Our NEOs for 2023 whose compensation is discussed in this CD&A and is included in the related tables are:
Name	Title
James K. Kamsickas	Chairman of the Board and Chief Executive Officer
Timothy R. Kraus	Senior Vice President and Chief Financial Officer
Aziz S. Aghili	Executive Vice President and President, Commercial Vehicle Drive and Motion Systems
Byron S. Foster	Senior Vice President and President, Light Vehicle Drive Systems
Douglas H. Liedberg	Senior Vice President, General Counsel and Secretary, Chief Compliance and Sustainability Officer
Executive Overview
Over our 120-year history, Dana has been transforming the mobility industry since its founding in 1904. Today, Dana is a leading supplier supporting nearly every vehicle manufacturer with complete, in-house mechanical drivetrain and e-Propulsion systems – including thermal, sealing, and software and controls technology – for all powertrain configurations found on the world’s most advanced internal-combustion, diesel, hybrid, and all-electric vehicles.
Over the past several years, Dana has been transformed across all businesses and functions. This has included implementing company-wide synergies that have enabled us to further strengthen our proficiencies across the organization to improve our process technology and manufacturing capabilities.
This transformational approach has enabled us to further drive profit expansion through enhanced company-wide efficiencies, robust supply-chain management and product engineering, and stronger margins on new and replacement programs.
In 2023, the company achieved record sales of $10.6 billion and improved profit by $145 million, or more than 110 basis points of profit margin. We made significant investments to support the growth of our business, including executing a company-record number of more than 100 program launches spanning both internal combustion engine and electric vehicles within the light vehicle, commercial vehicle, and off-highway markets.
Our record three-year sales backlog of $950 million marks the seventh consecutive year that we have increased our sales backlog. This revenue growth strongly reflects our team’s relentless commitment to our balanced approach of supporting our customers regardless of their drivetrain and propulsion needs.
Dana’s success is driven by a strong culture that places people at the center of everything we do. Our commitment to innovation and doing business with the highest level of integrity is well known by our customers and industry leaders as evidenced by the numerous recognitions that Dana received throughout 2023. This includes being named a “World's Most Ethical Company” by Ethisphere, one of “America's Most Responsible Companies 2024” by Newsweek, a “Top Employer 2023,” and “Greatest Workplaces” in numerous regions and countries around the world. Additionally, Dana was an Automotive News PACE Award finalist and “Top Supplier;” a “USA Today Climate Leader;” and a recipient of many customer awards around the world from Caterpillar, Daimler Truck, GM, Ford, Jaguar-Land Rover, John Deere, PACCAR, Tata, Toyota, Volkswagen, and Volvo to name a few.
Dana’s Compensation Philosophy
The objectives of our executive compensation program are to retain, attract, motivate and reward our senior leaders in the successful execution of our strategy. Our long-range enterprise strategy builds on our strong foundation of innovation and technology and leverages our collaborative operating model, driving cross functional resource sharing while maintaining a customer centric focus. Our strategy furthers the expansion of our global markets and accelerates the commercialization of new technology, enabling us to sustain a profitable growth trajectory while capitalizing on our position as a leader in electrified mobility. The program is designed to balance short-term performance with long-term growth, offering compensation and benefits that are competitive with executive compensation arrangements provided to executive officers at similar levels at comparably sized companies with whom we compete for talent.
Dana’s executive compensation philosophy is reviewed annually by the Compensation Committee, with a focus on the following key goals:
✓
Reward performance – A substantial percentage of executive pay is performance-based and therefore at risk. Our pay programs reflect our “pay-for-performance” culture that aligns incentives with shareholder interests.
	✓	Drive ownership mentality – We require executives to personally invest in Dana’s success through stock ownership guidelines that require executives to own a significant amount of our stock.
✓
Emphasize long-term incentive compensation – We share a portion of the value created for shareholders with those responsible for the results through our performance-based long-term incentive compensation plans. Performance Shares reward executives for delivering long-term profitability and cash flow performance.
✓
Retain, reward and attract the best talent to achieve superior results – To consistently outperform our competitors, it is crucial that we retain and recruit superior talent capable of driving superior results. We have structured our compensation program to motivate and reward these results.

Dana’s Executive Compensation Practices
Dana’s executive compensation program features many best practices that serve shareholder interests.
	What We Do		What We Don’t Do
►	Base half of our long-term compensation on the achievement of objective, pre-established goals tied to financial, operational, and strategic measures.	►	No excise tax gross ups.
►	Award incentive compensation based on objective measures.	►	No excessive perquisites.
►	Apply leading practice stock ownership guidelines.	►	No hedging or pledging of Dana stock.
►
Maintain a robust clawback policy, compliant with rules established by the U.S. Securities and Exchange Commission and New York Stock Exchange, to recapture unearned incentive payments in the event of a restatement of our financial results.
		►	No excessive change-in-control or executive severance provisions.
►	Retain an independent compensation consultant.	►	No payment of dividends or dividend equivalents on unvested awards.
►	Include double-trigger vesting of equity awards and severance payments upon a change in control.
Say on Pay and Shareholder Engagement
At the 2023 Annual Meeting of Shareholders, nearly 91% of votes cast were in favor of our executive compensation program. The Compensation Committee considered the favorable Say on Pay vote and other factors explained in our CD&A in evaluating the effectiveness of our executive compensation program, approving changes and other refinements to elements of our 2023 program to ensure the continued alignment of Dana’s strategy and business goals with shareholders’ long-term interests. Changes to the executive compensation program are described in further detail later in this discussion and analysis. We maintain an on-going dialogue with our shareholders and welcome feedback regarding our executive compensation program.
Relationship Between Dana’s Pay and Performance
Compensation Peer Group
One of the factors our Compensation Committee uses in setting executive compensation is an evaluation of how our target compensation and benefits levels compare with those of similarly situated executives at companies that comprise our executive compensation peer group (Peer Group). Dana’s philosophy for senior executive pay, including NEO pay, is to target a range of +/-15% of the 50th percentile of our Peer Group and general industry market data as provided by the Compensation Committee’s independent compensation consultant. In addition to market data, other factors, such as an individual’s experience, responsibilities and long-term strategic value to Dana, are also considered when making recommendations and decisions on compensation.

The Peer Group used for benchmarking executive pay for all NEOs is made up of companies that are:
►
in similar industries where Dana competes for talent, customers and capital including automotive parts and equipment, high-tech industrial, construction and farm machinery, heavy trucks and other durable goods manufacturers,

►	of similar size (as measured by annual revenue), with a range of approximately 1/3rd to 3x Dana’s revenue that results in a median revenue close to Dana’s, and
►	of similar complexity to Dana (e.g., multi-country and multi-segment with an emphasis on technology).
The Peer Group is reviewed annually by the Compensation Committee and modifications are made to ensure each company in the group meets the above comparison criteria. The 22 companies shown in the table below comprised our Peer Group:
Adient plc	Illinois Tool Works Inc.
American Axle & Manufacturing Holdings, Inc.	Ingersoll-Rand Inc.
Aptiv PLC	LCI Industries
BorgWarner Inc.	Lear Corporation
Cummins Inc.	Oshkosh Corporation
Dover Corporation	Parker-Hannifin Corporation
Eaton Corporation plc	Rockwell Automation, Inc.
Emerson Electric Co.	Terex Corporation
Flowserve Corporation	The Timken Company
Fortive Corporation	Trane Technologies plc
The Goodyear Tire & Rubber Company	Visteon Corporation
The Compensation Committee, after review with its independent compensation consultant, determined that the majority of companies comprising the 2022 Peer Group continued to meet the comparison criteria, and further elected to make several adjustments. As Tenneco and Meritor were recently acquired and ceased to trade publicly, both were removed from the Peer Group. Cooper-Standard was also removed because its annual revenue fell below the criteria noted above. To align the median revenue of the Peer Group closer to Dana’s revenue, and to balance the industry and market composition of the group, the Compensation Committee chose to add Rockwell Automation, Goodyear Tire & Rubber and Visteon as compensation peers.
Pay for Performance
We believe it is important to assess how NEO realizable pay compares to Dana’s performance because realizable pay is the compensation that NEOs actually or could potentially receive and demonstrates how pay is linked to performance. The Compensation Committee and management analyzed the alignment between the pay of our NEOs and Dana’s three-year (2020-2022) performance relative to the Peer Group. The table below provides the definition of realizable pay and the performance metrics that were used for the pay-for-performance comparison.
Realizable Pay and Performance Measurement

Realizable Pay is defined as the sum of three-year averages of base salary, annual incentive payouts and paper gains of long-term incentives, including values for the “in-the-money” portion of options (if applicable), all restricted share/unit grants, the target value of performance plans where actual performance is unknown and actual awards for performance awards with known payouts.

Note that this definition differs from that of summary compensation table pay, which represents the grant-date fair value of the long-term incentive awards.

To evaluate and compare our performance with our Peer Group companies, we used an equally weighted composite of free cash flow growth, EBITDA growth, return on invested capital and revenue growth, which are commonly accepted key financial metrics.

The following graphs show the correlation between realizable pay and the financial performance metrics indicated above over the three-year period from 2020 through 2022 for Dana’s CEO and other NEOs, and the CEOs and other NEOs in our Peer Group. Performance is indicated across the horizontal axis (stronger performance from left to right) and compensation is reflected on the vertical axis (higher pay from bottom to top) of each of the graphs.

2023 Compensation at a Glance
To align pay levels for our NEOs with Dana’s performance, our pay mix places the greatest emphasis on performance-based incentives. A significant majority (89% of our Chairman and CEO’s 2023 target compensation and 77% of the average 2023 target compensation of our other NEOs) is performance-based.

Elements of the 2023 Executive Compensation Program
Our annual executive compensation program has three primary pay components: base salary, annual performance-based cash bonuses and long-term equity incentives. We also offer retirement and additional benefits described later in this CD&A.
COST TO DANA	ELEMENT	KEY CHARACTERISTICS		WHY WE PAY THIS ELEMENT		DETERMINING FACTORS
FIXED	Base salary	►	Fixed compensation payable in cash. Reviewed annually and adjusted when appropriate.	►	Provide base level of competitive cash compensation for retaining and attracting executive talent.	►	Experience, job scope, market data and individual performance.
VARIABLE	Annual cash incentive award	►	Variable compensation payable in cash based on performance-related financial and individual goals.	►	Incentivize high performance levels and reward short-term consolidated and individual performance.	►
Corporate funding pool is based 80% on three equally weighted financial performance metrics (Adjusted EBITDA, Adjusted Free Cash Flow and Electrification Sales) aligned with the annual operating plan, and 20% on individual performance goals tied to the delivery of strategic and other objectives.

	Performance share awards (PSAs)	►	PSAs vest after a three-year performance period based on achieving financial and shareholder return metrics.	►	Align the interests of senior executives with those of shareholders around long-term value creation and executive talent retention.	►	Target awards based on job scope, market data and individual performance.
				►	Minimize short-term risk-taking behaviors in the interest of positive long-term results.	►
Payouts are earned based on performance associated with specified growth-based financial metrics (Adjusted EBITDA growth and Adjusted Free Cash Flow growth relative to initial baseline targets) and Relative Total Shareholder Return over a three-year period.

	Restricted stock units (RSUs)	►	RSUs vest ratably on the first, second and third anniversary of the grant date.	►	Increase long-term equity ownership and focus executives on providing shareholders with superior investment returns.	►	Target award based on job scope, market data and individual performance.
				►	Vesting terms and ownership guidelines promote retention and a strong linkage to the long-term interests of shareholders.
Base Salary
We provide base salaries to compensate our NEOs for their primary roles and responsibilities, and to provide a stable level of annual compensation. Actual NEO salary levels and increases, where applicable, vary based on the NEO’s role, level of responsibility, experience, individual performance, future potential and market value. In addition, salary increases may be warranted because of a promotion or change in responsibilities.

The Compensation Committee approved the 2023 annualized base salaries shown in the table below, primarily reflecting market positioning, particularly in comparison to our compensation peers, and performance, among other factors. The increase for Mr. Kraus also considered tenure in his role.
NEO	2022 Salary	2023 Salary	Percent Increase
James K. Kamsickas	$1,275,000	$1,326,000	4.0%
Timothy R. Kraus	$600,000	$725,000	20.8%
Aziz S. Aghili	$650,000	$675,000	3.8%
Byron S. Foster	$590,000	$640,000	8.5%
Douglas H. Liedberg	$572,500	$600,000	4.8%
Annual Performance-Based Cash Incentive
The Dana Annual Incentive Plan (AIP) is a cash-based annual bonus plan intended to motivate and reward employees based on Dana’s consolidated financial results as well as individual performance that drives shareholder value.
The AIP covers approximately 4,400 employees, including our NEOs. At the beginning of each year, the Compensation Committee reviews and approves an annual cash bonus target for each NEO as a percentage of base salary for the upcoming performance period. The NEOs may earn from 0% to 200% of their target incentive opportunity. The annual incentive payout is weighted 80% on consolidated financial metrics and 20% on individual performance goals focused on driving strategic, operational, and other priorities of the business.
The 2023 AIP target payout opportunities with respect to our NEOs are shown in the table below:
NEO	AIP Target Opportunity (% of Base Salary)
James K. Kamsickas	150%
Timothy R. Kraus	100%
Aziz S. Aghili	80%
Byron S. Foster	75%
Douglas H. Liedberg	75%
Following a Peer Group compensation benchmarking review and an evaluation of our NEOs’ respective roles and responsibilities, the Compensation Committee approved increases to the AIP target opportunity for Mr. Kraus (from 75% to 100%) effective with the 2023 plan year.
2023 AIP performance was based on the four key metrics shown in the table below and was designed to reward the achievement of performance goals at the consolidated and individual levels. Each of the three financial performance metrics was weighted equally in the 2023 plan and designed to provide an appropriate level of motivation to drive profitability and free cash flow growth, which are key value drivers of our business. The AIP design was left unchanged from the prior year.
Annual Incentive Plan Metrics	2023 Weighting
Financial Performance Metrics
Adjusted EBITDA	1/3rd	}	80%
Adjusted Free Cash Flow	1/3rd
Electrification Sales	1/3rd
Individual Performance Goals			20%
The Adjusted EBITDA and Adjusted Free Cash Flow measures used in our publicly reported financial results form the basis of the performance metrics that are components of our AIP. Adjustments to EBITDA generally include equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefits costs and other adjustments not related to our core operations (e.g., gains or losses on debt extinguishment, pension settlements, divestitures and impairments, etc.). Adjustments to Free Cash Flow include discretionary pension contributions. For the purpose of calculating the annual incentive award, an adjustment is made to remove the effects of currency exchange rate fluctuations on Adjusted EBITDA and Adjusted Free Cash Flow, which may have a significant impact on our financial results given our global footprint, and which is not within management’s control. An additional adjustment is made to Adjusted Free Cash Flow performance to reflect favorable and unfavorable capital expenditure variances versus budgeted amounts.
Company Financial Metrics
Dana’s financial performance makes up 80% of the overall AIP award for the NEOs and is measured using three equally weighted financial metrics: Adjusted EBITDA, Adjusted Free Cash Flow and Electrification Sales. We believe these metrics are appropriate measures of our underlying earnings, align with our business enterprise strategy and our external financial reporting commitments, and drive shareholder value. The remaining 20% is based on individual performance goals.

To determine the payout level for annual incentive awards, for 2023 performance, each financial goal is measured against specified targets with a performance range. Those performance ranges allow for a 100% payout along a performance continuum. Each of the three financial metric targets was based on achieving a level of performance which, at the time, was anticipated to be challenging but attainable, including consideration of the investment required for the development of electrified products. The threshold level was set to be reflective of performance at which the Compensation Committee believed a portion of the award opportunity should be earned. The maximum level was set well above the target, requiring significant achievement and reflecting performance at which the Compensation Committee believed a 200% target award would be warranted.
AIP Performance
Weighting, target performance, actual performance and the payout associated with each of the 2023 AIP metrics are shown in the table below. Metric weightings and performance ranges approved by the Compensation Committee are intended to complement the rigor inherent in our business planning and target-setting processes by further incentivizing the attainment of exceptional performance outcomes. In determining the 2023 annual incentive payout, in alignment with our pay for performance compensation philosophy, the Compensation Committee considered the magnitude and effect of the 2023 UAW strike at Ford, Stellantis and General Motors. Given management’s prompt and effective mitigation response, including the execution of cost containment and supply chain action plans to managing a safe, flexible production environment from work stoppage to restart, without customer interruption, the Committee deemed it appropriate to exclude the estimated impact of the strike from the annual incentive performance metrics. The estimated impact of the strike was similarly excluded in calculating performance share awards under the 2021 long-term incentive plan (see the section titled “2021 Performance Share Plan” below).
AIP Performance Metrics	Weight	Threshold	Target	Maximum	Actual	Payout (% of Target)
Adjusted EBITDA	1/3rd	$680M	$800M	$860M	$898M	200%
Adjusted Free Cash Flow	1/3rd	($95)M	$25M	$85M	($38)M	100%
Electrification Sales	1/3rd	$629M	$740M	$796M	$820M	200%
Weighted Payout for Financial Metrics						167%

Individual Performance Goals
The NEOs’ individual performance makes up 20% of the overall AIP award. For 2023, each executive leader, including our NEOs, was accountable for individual goals focused on driving specific priorities such as, but not limited to, employee safety commitments, quality performance, sales growth and other customer-centric objectives, financial performance, operational efficiencies and continuous improvement initiatives, inclusion and diversity outcomes, sustainability actions and execution of our overall business strategy.

The Compensation Committee reviews the strategic, operational and other individual performance goals for the Chairman and CEO and other NEOs. The Chairman and CEO sets forth each of the other NEO’s individual goals (and the weighting of each goal), subject to approval by the Compensation Committee. The Compensation Committee sets the individual goals and weighting of each goal for the Chairman and CEO.
The levels of achievement (0% - 200% of targeted goals) for the individual performance goals portion of the 2023 annual incentive award for each of our NEOs were: Mr. Kamsickas (189%); Mr. Kraus (179%); Mr. Aghili (180%); Mr. Foster (178%) and Mr. Liedberg (187%).
2023 Annual Incentive Plan Results
The annual incentive payments for our NEOs under the 2023 AIP, based on financial and individual performance described above, are shown in the following table.
NEO	2023 Award
James K. Kamsickas	$3,407,922
Timothy R. Kraus	$1,227,531
Aziz S. Aghili	$915,363
Byron S. Foster	$812,229
Douglas H. Liedberg	$769,205
The performance and payout range (threshold, target and maximum incentive opportunity) of annual cash incentives for each of our NEOs is provided in the table titled “Grants of Plan-Based Awards”. The actual award paid, as shown in the table above, is also provided in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.
Long-Term Incentive Program
We believe that Dana’s long-term performance is driven through an ownership culture that rewards executives for creating and maximizing shareholder value. Our Long-Term Incentive Program (LTIP) provides participants, including our NEOs, with incentive awards that serve an important role by balancing short-term goals with long-term shareholder value creation while minimizing risk-taking behaviors that could negatively affect long-term results.
The Compensation Committee approves the amount of the annual long-term incentive award, which is based on a percentage of the NEO’s base salary. Each NEO’s award opportunity is based on a target dollar value (determined prior to the beginning of the performance period) assigned to his or her position based on market comparisons for similar positions, using both Peer Group and general industry market data. Following its market data review for 2023, the Compensation Committee approved an increase to Mr. Kraus’ LTIP target opportunity from 250% to 275% of base salary to maintain alignment with long-term incentive opportunities afforded chief financial officers of the companies in Dana’s Peer Group. Similarly, the Compensation Committee approved an increase to Mr. Foster’s target opportunity from 225% to 240% of base salary in alignment with peer and market comparisons. All other target opportunities were left unchanged.
The annual LTIP award was delivered through two vehicles, one half of the total target value in the form of performance share awards (PSAs) and the other half through restricted stock units (RSUs). We believe both PSAs and RSUs are forms of performance-based incentive compensation because PSAs provide direct alignment with shareholder interests and the value of RSUs fluctuates based on stock price performance.

In addition to the 2023 annual LTIP awards, the Compensation Committee provided Messrs. Kamsickas, Kraus, Aghili and Liedberg each a one-time additional long-term incentive, to recognize their effective response to recent macroeconomic and industry-related volatility and uncertainty, including navigating the company through the severely disrupted supply chain caused by the pandemic, and each executive’s continuing role in the Company’s e-Mobility transformation. The awards were in the form of additional performance shares that are subject to the same performance criteria as the annual performance shares awarded as part of the 2023 LTIP. Additionally, any net shares received when the awards vest will not count toward share ownership requirements. The grant date values of the awards are shown in the table below. A further description of the LTIP and the performance shares is found in the following paragraphs.
NEO	LTIP Target Opportunity (% of Base Salary)	LTIP Target Opportunity ($ Value)	Additional Performance Share Award ($ Value)
James K. Kamsickas	700%	$9,282,000	$2,500,000
Timothy R. Kraus	275%	$1,993,750	$130,000
Aziz S. Aghili	250%	$1,687,500	$500,000
Byron S. Foster	240%	$1,536,000	—
Douglas H. Liedberg	200%	$1,200,000	$390,000
In addition to requiring achievement of performance criteria in respect of the performance shares, PSAs and RSUs require the NEO to remain employed with Dana for three years from the grant date, unless the NEO departs and is retirement eligible (retirement is defined as age 60 with at least 10 years of service, or age 65 regardless of service) whereby a prorated award is paid, or upon certain other termination events described below. The grant date value of PSAs and RSUs granted to each of our NEOs in 2023 (using the valuation methodologies required by the SEC disclosure rules) is shown in the “Summary Compensation Table”.
Performance Shares
The LTIP is designed to provide PSAs to a select group of senior executives, including our NEOs. PSAs are tied to the achievement of financial performance measures, Adjusted EBITDA and Adjusted Free Cash Flow, and Total Shareholder Return relative to the S&P 1500 Autos & Components index (“Relative TSR”). Each metric is measured over a three-year performance period (2023-2025) and PSAs can be earned from 0% to 200% of target opportunity. This combination of metrics incentivizes performance associated with profitability, cash flow and shareholder return and is intended to drive execution of our long-term financial and strategic objectives while aligning with investor interests. The value of performance shares is also tied to Dana’s stock price performance, which further aligns the executives’ interests with those of shareholders.
The target opportunities of the 2023 PSAs for the NEOs, including the additional award, are shown in the table below:
NEO	PSA 2023 Target Award Opportunity (# shares)
James K. Kamsickas	385,167
Timothy R. Kraus	60,780
Aziz S. Aghili	72,478
Byron S. Foster	41,423
Douglas H. Liedberg	53,398
Restricted Stock Units
The other half of the LTIP design consists of RSU awards. We use RSUs to motivate and reward executives for improving long-term stock value and to serve as a retention tool. RSUs are generally granted in February to approximately 175 senior management employees, including our NEOs, and vest ratably on the first, second and third anniversary of the grant date, provided the recipient remains employed by Dana when the awards vest. The RSUs awarded in 2023 to the NEOs are shown in the table below.
NEO	Number of RSUs Awarded in 2023
James K. Kamsickas	250,323
Timothy R. Kraus	53,768
Aziz S. Aghili	45,509
Byron S. Foster	41,423
Douglas H. Liedberg	32,362
Equity awards granted to each of our NEOs are shown in the “Grants of Plan-Based Awards” table and “Summary Compensation Table” below.

2021 Performance Share Plan
December 31, 2023 marked the end of the three-year performance period for the 2021 PSAs. The performance metrics, performance payout ranges, and target growth criteria for these awards were set and approved by the Compensation Committee in February 2021.
Under the 2021 LTIP, the number of performance shares that vest and could be earned by the NEOs was based on the level of achievement associated with two Company financial metrics, Adjusted EBITDA and Adjusted Free Cash Flow, and a third performance metric, Relative Total Shareholder Return (TSR), compared to a peer group index. The initial performance targets for Adjusted EBITDA and Adjusted Free Cash Flow were established by the Compensation Committee at the beginning of the three-year performance period in alignment with our 2021 operating plan. Targets for the second and third years of the performance period were set based on the actual performance of the prior year and applying a predetermined level of growth for each metric in the following year. In each year of the plan, measurement against that year’s targets determined the number of performance shares earned during the year and banked for distribution at the end of the performance period. Target Relative TSR was also established at the beginning of the performance period, with Company TSR performance relative to the performance of the S&P 1500 Autos & Components index at the end of the performance period determining the number of performance shares earned for the metric.
The table below summarizes the results of the 2021 performance share plan.
	2021-2023 Targets				Actual Performance	Percentage Achievement
Performance Metrics	Weight	Threshold	Target	Maximum
Adjusted EBITDA	40%
► 2021 Performance Year		$728M	$910M	$1,092M	$795M	7.0%
► 2022 Performance Year		$672M	$840M	$1,008M	$700M	5.0%
► 2023 Performance Year		$596M	$745M	$894M	$906M	26.7%
Adjusted Free Cash Flow	40%
► 2021 Performance Year		$200M	$250M	$300M	($211)M	0.0%
► 2022 Performance Year		($223)M	($186)M	($149)M	$209M	26.7%
► 2023 Performance Year		$187M	$234M	$281M	$36M	0.0%
Relative TSR (percentile)	20%	25th	50th	75th	24th	0%
Weighted Payout:						65.4%
NEO	Performance Shares Target Award (# shares)	Performance Share Payout (# shares)
James K. Kamsickas	153,382	100,311
Timothy R. Kraus	7,509	4,910
Aziz S. Aghili	28,958	18,937
Douglas H. Liedberg	22,407	14,653
Other Elements of Compensation
To remain competitive with other companies and to retain, attract and motivate highly talented executives, we provided certain other benefits to our NEOs in 2023, including health, wellness and retirement benefits.
Executive Perquisites
We do not offer significant individual perquisites to our NEOs such as car allowances, club memberships, and tax and financial planning.
International Assignment Benefits
We maintain an International Assignment Policy for certain employees who accept an international assignment at the request of Dana. The benefits under this program generally include some or all of the following benefits as needed: cost of living allowance, location premium, relocation allowance, housing allowance, transportation allowance, tax preparation, assignment completion payment, repatriation allowance and annual home leave. Mr. Aghili received benefits under this program in 2023 reflecting trailing tax-related items associated with the end of his assignment and repatriation in 2020.

For more information on the benefits provided to Mr. Aghili, see the “Summary Compensation Table” and related footnotes.
Health and Welfare – Wellness Benefits
We provide other benefits such as medical, dental, life insurance, accidental disability and dismemberment insurance, short-term disability and long-term disability to our NEOs, which are also provided to all eligible U.S.-based salaried employees. Eligible employees can purchase additional life, dependent life and accidental death and dismemberment coverage as part of their employee benefits package. Our NEOs and certain other manager-level employees may also purchase supplemental long-term disability insurance.
As part of our employee health and wellness benefit initiatives, we provide an executive physical program to certain executives, including our NEOs, in which we strongly encourage participation. The benefit provides an annual routine wellness examination and comprehensive physical at a cost to Dana of approximately $2,500 per executive with a slightly higher cost for initial participation.
Retirement Benefits
We maintain a tax-qualified, “safe harbor” 401(k) plan for our employees, including the NEOs. Eligible participants may make voluntary contributions to the plan up to Internal Revenue Code limits. Dana makes both matching contributions and a fixed contribution to each eligible employee’s 401(k) plan account. We match 100% of the employee’s contributions up to 3% of compensation and 50% of the employee’s contributions from 3% to 5% of compensation, providing a maximum employer match of 4% of compensation to an employee. We give a company fixed contribution equal to 3.5% of each eligible employee’s compensation.
We provide a non-qualified savings plan (restoration plan), to which we credit amounts to participants, including our NEOs, that we would have otherwise provided as matching and fixed contributions under the 401(k) plan if IRS statutory limits on 401(k) plan contributions had not been applicable.
We also administer a non-qualified defined contribution supplemental executive retirement plan (SERP) for certain executives, including certain of our NEOs. A portion of the SERP benefit is based on our performance.
We offer a non-qualified deferred compensation plan that allows eligible employees, including our NEOs, to defer base salary and/or incentive pay to be paid at a future date. For more information regarding our non-qualified retirement programs, see the narrative following the “Nonqualified Deferred Compensation” table.
How We Make Compensation Decisions
Role of the Compensation Committee and Chairman and CEO
The Compensation Committee of the Board of Directors assists the Board in fulfilling its obligations related to the compensation of Dana’s executive officers and, in general, with respect to compensation and benefits programs relating to all employees. Our current Compensation Committee consists of a chair and independent directors who are appointed annually by the Board. Under its Charter, the Compensation Committee must have a minimum of three members who meet the requirements for independence as set forth by the Securities and Exchange Commission (SEC), the New York Stock Exchange (NYSE) and our Standards of Director Independence. Members of the Committee must also qualify as “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
Michael J. Mack served as Chair of the Compensation Committee during 2023. The other members of the Compensation Committee serving in 2023 included Ernesto M. Hernández, Brett M. Icahn (prior to his resignation from the Board), R. Bruce McDonald and Steven D. Miller.
The Compensation Committee’s responsibilities include, but are not limited to:
►	Reviewing our executive compensation philosophy and strategy;
►	Participating in the performance evaluation process for our Chairman and CEO;
►	Setting base salary and incentive opportunities for our Chairman and CEO and other senior executives;
►	Establishing the overarching pay philosophy for Dana’s management team;
►
Establishing incentive compensation and performance goals and objectives for our executive officers and other eligible executives and management, and determining whether performance objectives have been achieved; and

►	Recommending employment and severance agreements for our Chairman and CEO and other senior executives to the Board.

The Compensation Committee holds executive sessions without the participation of any member of executive management, including the NEOs, typically to discuss compensation matters pertaining to the Chairman and CEO. Each year, the Committee reviews the performance and total compensation package of our NEOs and reviews and establishes each NEO’s total target and actual compensation for the current year including base salary, annual bonus opportunities and long-term incentive awards.
Our Chairman and CEO is responsible for making recommendations to the Compensation Committee regarding base salary and incentive opportunities for the NEOs other than with respect to his own compensation.
Compensation decisions are made by the Compensation Committee using its sole judgment. The Compensation Committee focuses primarily on each NEO’s performance against his or her financial and strategic objectives, Dana’s overall performance, and a business unit’s performance where applicable, while reserving authority to make decisions based on overall business performance, conditions and challenges.
Role of the Independent Compensation Consultant
The Compensation Committee’s charter states the Committee may retain outside compensation consultants, legal counsel or other advisors. The Committee retains an independent compensation consultant, Mercer US LLC (Mercer), a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (MMC), to advise it on certain compensation matters. The Committee has the sole authority to retain, compensate and terminate any independent compensation consultants of its choosing.
In connection with the Compensation Committee’s engagement of Mercer, the Committee considered factors relevant to Mercer’s independence, including six factors specified by NYSE rules, and determined that Mercer’s work does not raise any conflict of interest. The Committee requested Mercer’s advice on a variety of issues, including compensation strategy, market comparisons, review of our Peer Group, pay and performance alignment versus industry peers, executive pay trends, stock ownership guidelines, compensation best practices and potential compensation plan designs and modifications.
Mercer provided the Peer Group and general industry compensation data to management and the Compensation Committee, and it was used as a frame of reference for establishing compensation targets for base salary, annual bonus and long-term incentives for all of our NEOs at the beginning of 2023.
In addition to its services for the Compensation Committee, separate and distinct from executive and director compensation consulting services, Mercer provided select services for Dana in various other capacities in 2023. Those services included other global compensation consulting where Mercer data was most relevant in a given country. Mercer’s fees for executive compensation consulting in fiscal year 2023 were $181,655. During the fiscal year, Dana retained Mercer (and its MMC affiliates) to provide services unrelated to executive compensation. The aggregate fees paid for these other services were $21,625. These other services were not approved by our Board of Directors or the Compensation Committee because they relate to broad-based compensation and benefit plans. Our management used Pay Governance LLC (Pay Governance) for additional executive compensation advice.
Compensation Policies and Practices
Dana’s Stock Ownership Guidelines
Our NEOs must comply with stock ownership guidelines that require executives to own a significant number of shares of our common stock. The stock ownership guidelines are calculated based on a multiple of the executive’s annual base salary and the average stock price during the prior calendar year.
In determining that the ownership requirements are satisfied, we generally include RSUs that have been granted and any shares owned outright by the executive. Unearned performance shares are not counted in determining stock ownership for this purpose. Executives have five years beginning from date of hire or promotion into an applicable role in which to attain compliance. The sale of shares acquired upon vesting of awards is restricted until the ownership requirements, shown below, have been met.
Title	Ownership as a Multiple of Base Salary
Chairman and Chief Executive Officer	8x
Chief Financial Officer	5x
Executive Vice Presidents and General Counsel	3x
Senior Vice Presidents	1x
All NEOs exceeded, met or were on track to meet their 2023 ownership requirement as established under our guidelines.

Clawback Policy
To mitigate risk to Dana of awarding certain of its executives, including its NEOs, incentive compensation based on financial results that are subsequently restated, the Compensation Committee adopted a revised policy in 2023, in compliance with rules set by the U.S. Securities and Exchange Commission and the New York Stock Exchange requiring the clawback of incentive compensation (Clawback Policy). The Clawback Policy provides that the Compensation Committee will act to recoup incentive compensation paid to the Company’s executive and certain other officers determined to have been paid in excess or in error based on the restated results. The policy can be found as an exhibit to Dana’s Annual Report on Form 10-K for the year ended December 31, 2023. The revised Clawback Policy has not been triggered following its adoption in 2023.
Hedging and Pledging of Dana Stock
Under the terms of our “Insider Trading Policy”, non-employee Directors, officers and certain employees are not permitted to engage in securities transactions that would allow them either to insulate themselves from, or profit from, a decline in Dana’s stock price. Similarly, directors, officers and certain employees may not enter into hedging transactions in Dana’s stock. Such transactions include, but are not limited to, short sales as well as any hedging transactions in derivative securities (e.g., puts, calls, options, swaps, forward contracts or collars) or other speculative transactions relating to Dana’s stock. Pledging of Dana’s stock is also prohibited.
Equity-Based Grant Practices
Under our equity-based grant practices, we make regular equity-based grants to eligible employees, including our NEOs, in the first quarter of the calendar year at a regularly scheduled meeting of the Compensation Committee. We also may award equity-based grants during the year to newly hired executive officers as part of their compensation package or to executives based on a promotion during the year. In the case of equity-based grants to newly hired employees who may be officers subject to Section 16 of the Exchange Act, including NEOs, the grants are authorized by the Compensation Committee.
Mitigation of Potential Risk in Pay Programs
The Compensation Committee has reviewed our compensation policies and practices and determined that there are no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on Dana. To avoid excessive risk-taking behaviors, Dana has put in place several mechanisms, including, but not limited to:
►	Stock ownership guidelines;
►	Caps on annual incentive payouts;
►	Financial performance-based annual incentive program;
►	Long-term incentive awards that are delivered in the form of equity;
►	Mix of multiple types of awards and performance assessment periods;
►	Use of multiple metrics and performance periods to determine annual and long-term incentive payouts; and
►	Clawback and anti-hedging and pledging policies.
CEO Employment Agreement
As Chairman and Chief Executive Officer, Mr. Kamsickas has an executive employment agreement with the Company. Terms of the employment agreement can be found in the “CEO Employment Agreement” section below. No other NEO has an employment agreement.
Severance Arrangements
We administer an executive severance plan (Executive Severance Plan) in which our current NEOs participate, except for Mr. Kamsickas, whose severance compensation, other than for a change in control, is governed by his employment agreement. We also provide a double-trigger change in control severance plan (Change in Control Severance Plan) in which all of our NEOs participate. The Change in Control Severance Plan provides severance benefits as a result of a qualifying termination of employment after a change in control. These arrangements provide certainty to both Dana and the former executive as to their rights and obligations to each other, including restrictive covenants and non-compete agreements.

Executive Severance Plan
The Executive Severance Plan provides severance compensation to eligible executives, including our NEOs whose employment is involuntarily terminated other than by reason of death, disability or cause prior to a change in control. Severance compensation for our Chairman and CEO is provided in his employment agreement.
Change in Control Severance Plan
The Change in Control Severance Plan provides severance benefits to eligible executives whose employment is involuntary terminated as a result of a change in control. Each of our current NEOs is eligible to participate in the plan. We believe that such a plan helps to both retain and attract executives by reducing the personal uncertainty that arises from the possibility of a future business combination or restructuring. Dana believes that the Change in Control Severance Plan helps to increase shareholder value by encouraging executives to consider change in control transactions that are in the best interest of Dana and its shareholders, even if the transaction may ultimately result in termination of their employment. The plan contains a double-trigger provision (i.e., termination of employment after a change in control) for the vesting of equity awards and for distributing severance payments in the event of any change in control. No excise tax gross-up is provided under this plan.
Additional information on the terms and conditions of these plans as they relate to our NEOs is described in the section entitled “Potential Payments and Benefits upon Termination or Change in Control” below.
Impact of Accounting and Tax Treatments
Internal Revenue Code Section 162(m)
Generally, Section 162(m) limits the deductibility of compensation paid to our covered executive officers in excess of $1 million per year. Tax deductibility is only one of several factors the Compensation Committee may consider in evaluating the Company’s executive compensation program and its effectiveness in retaining, attracting, motivating and rewarding its senior leaders.
Accounting for Stock-Based Compensation
We account for stock-based payments under our equity-based plans in accordance with the requirements of FASB ASC 718, Compensation – Stock Compensation. Further information about this accounting treatment can be found in Notes 1 and 11 to the Consolidated Financial Statements in Dana’s Annual Report on Form 10-K for the year ended December 31, 2023.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.
Compensation Committee
Michael J. Mack, Jr., Chair
Ernesto M. Hernández
R. Bruce McDonald
Steven D. Miller
February 13, 2024

EXECUTIVE COMPENSATION
The following table summarizes the compensation of our Chairman and CEO, Senior Vice President and CFO, and our three other most highly compensated executive officers serving at the end of the fiscal year ended December 31, 2023 (collectively, the named executive officers) for services rendered during the years stated in all capacities to Dana and our subsidiaries.
SUMMARY COMPENSATION TABLE
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
James K. Kamsickas Chairman and Chief Executive Officer	2023	1,326,000	0	11,958,807	3,407,922	0	634,425	17,327,154
	2022	1,275,000	0	9,139,212	1,435,523	0	32,513	11,882,248
	2021	1,237,500	0	8,478,178	467,188	0	433,137	10,616,003
Timothy R. Kraus Senior Vice President and Chief Financial Officer	2023	725,000	0	2,157,831	1,227,531	0	84,676	4,195,038
	2022	600,000	0	1,621,879	331,020	0	61,301	2,614,200
	2021	459,993	0	526,550	134,550	0	66,836	1,187,929
Aziz S. Aghili Executive Vice President and President, Commercial Vehicle Drive and Motion Systems	2023	675,000	0	2,221,257	915,363	0	142,895	3,954,515
	2022	650,000	0	1,669,207	394,472	0	(502,049)	2,211,630
	2021	635,000	0	1,866,082	155,480	0	39,788	2,696,350
Byron S. Foster Senior Vice President and President, Light Vehicle Drive Systems	2023	640,000	0	1,564,669	812,229	0	76,562	3,093,460
	2022	590,000	0	1,346,668	335,592	0	53,241	2,325,501
Douglas H. Liedberg Senior Vice President, General Counsel and Secretary, Chief Compliance and Sustainability Officer	2023	600,000	0	1,614,425	769,205	0	210,078	3,193,708
	2022	572,500	0	1,328,095	335,514	0	46,359	2,282,468
	2021	543,750	0	1,219,614	115,115	0	163,048	2,041,527
Footnotes:
(1)	The latest position held by the named executive officer as of December 31, 2023.
(2)
With respect to the 2023, 2022, and 2021 grants, this column shows the grant date value of the PSAs and RSUs computed in accordance with FASB ASC 718, Compensation – Stock Compensation. Also included in this column are dividend equivalent units earned on RSUs in the applicable year which are subject to the same vesting conditions as the underlying awards. For additional information regarding the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 11 of the Notes to the Consolidated Financial Statements in Dana’s Annual Report on Form 10-K for the year ended December 31, 2023. Refer to the “Grants of Plan-Based Awards” table below for information on awards made in 2023. Refer to the “Outstanding Equity Awards at Fiscal Year-End” table for the market value of awards not vested as of December 31, 2023. The values of the PSAs at the grant date if the highest level of performance conditions were to be achieved would be as follows: Mr. Kamsickas—$14,282,000; Mr. Kraus—$2,253,750; Mr. Aghili—$2,687,500; Mr. Foster—$1,536,000; Mr. Liedberg—$1,980,000.

(3)
Based upon metric performance over the three-year period ending December 31, 2023, the PSAs granted in 2021 as part of the NEOs 2021 LTIP award resulted in an aggregate payout of 65.4% of target as summarized below:

Name	Total 2021 LTIP Grant Date Value	Grant Date Value of RSUs	Grant Date Value of PSAs	Value of Actual Payout of PSAs
James K. Kamsickas	$7,311,957	$3,718,217	$3,593,740	$1,326,111
Timothy R. Kraus	$357,846	$181,910	$175,936	$64,910
Aziz S. Aghili	$1,380,446	$701,960	$678,486	$250,347
Douglas H. Liedberg	$1,068,075	$543,079	$524,996	$193,713
The 2021 LTIP was comprised of an award of 50% RSUs and 50% PSAs. Under the 2021 LTIP, the number of performance shares that vest and could be earned by the NEOs was based on the level of achievement associated with two Company financial metrics, Adjusted EBITDA and Adjusted Free Cash Flow, and a third performance metric, Relative Total Shareholder Return (TSR) compared to a peer group index. The payout of PSAs awarded in 2021 was 65.4% of target based on metric performance, further described in the 2021 LTIP performance section of the “Compensation Discussion and Analysis”.
(4)
This column shows the cash incentive awards earned for performance under our 2023 AIP. For years 2022 and 2021, the amount shown reflects cash incentive awards pursuant to the annual incentive payable in the reported year.

(5)	The total values shown for the individuals during 2023 include benefits set forth below.
a.
James K. Kamsickas: $24,750 for contributions to Dana Retirement Savings Plan (401(k)); $182,364 for credits to Dana Restoration Plan; $410,341representing the change in value of the supplemental executive retirement plan; $10,908 for life benefits (including AD&D and group variable universal life insurance); $550 for executive physical; and $5,512 for business-related spousal travel.

b.
Timothy R. Kraus: $24,750 for contributions to Dana Retirement Savings Plan (401(k)); $54,451 for credits to Dana Restoration Plan; $1,894 for life benefits (including AD&D and group variable universal life insurance); $1,850 for executive physical; and $1,731 for business-related spousal travel.

c.
Aziz S. Aghili: $24,750 for contributions to Dana Retirement Savings Plan (401(k)); $55,460 for credits to Dana Restoration Plan; $232,625representing the change in value of the supplemental executive retirement plan; $4,765 for life benefits (including AD&D and group variable universal life insurance); and ($174,705), for international assignment benefits, comprised primarily of assignment-related tax credits, and which includes tax gross-down payments totaling ($6,514).

d.
Byron S. Foster: $24,750 for contributions to Dana Retirement Savings Plan (401(k)); $48,419 for credits to Dana Restoration Plan; $1,865 for life benefits (including AD&D and group variable universal life insurance; and $1,527 for business-related spousal travel.

e.
Douglas H. Liedberg: $24,750 for contributions to Dana Retirement Savings Plan (401(k)); $45,414 for credits to Dana Restoration Plan; $137,886 representing the change in value of the supplemental executive retirement plan; and $2,028 for life benefits (including AD&D and group variable universal life insurance).

The following table contains information on grants of awards to named executive officers in the fiscal year ended December 31, 2023 under the 2017 Dana Incorporated Omnibus Incentive Plan (the “2017 Plan”), the 2021 Dana Incorporated Omnibus Incentive Plan (the “2021 Plan”) and the 2023 Annual Operating Plan.
Grants of Plan-Based Awards at Fiscal Year-End
Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James K. Kamsickas	Performance Share Award	2/14/2023				192,583	385,167	770,334		7,140,996
	Restricted Stock Unit Award	2/14/2023							262,639	4,817,811
	Annual Incentive Plan		795,600	1,989,000	3,978,000
Timothy R. Kraus	Performance Share Award	2/14/2023				30,390	60,780	121,560		1,126,861
	Restricted Stock Unit Award	2/14/2023							56,144	1,030,970
	Annual Incentive Plan		290,000	725,000	1,450,000
Aziz S. Aghili	Performance Share Award	2/14/2023				36,239	72,478	144,956		1,343,742
	Restricted Stock Unit Award	2/14/2023							47,860	877,515
	Annual Incentive Plan		216,000	540,000	1,080,000
Byron S. Foster	Performance Share Award	2/14/2023				20,711	41,423	82,846		767,982
	Restricted Stock Unit Award	2/14/2023							43,424	796,687
	Annual Incentive Plan		192,000	480,000	960,000
Douglas H. Liedberg	Performance Share Award	2/14/2023				26,699	53,398	106,796		989,999
	Restricted Stock Unit Award	2/14/2023							34,064	624,426
	Annual Incentive Plan		180,000	450,000	900,000
Footnotes:
(1)
These columns reflect the potential payments for each of the named executive officers under our 2023 AIP. As discussed in the Annual Performance-Based Cash Incentive section of the “Compensation Discussion and Analysis” above, the actual payout for the 2023 AIP was 167% of target based on 2023 performance against established metrics. Refer to the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” for individual payouts. Refer to the 2023 AIP portion of the “Compensation Discussion and Analysis” section above for additional information on such program, including the performance targets that correspond to the potential payments listed.

(2)
These columns reflect the potential issuance of shares for each of the NEOs under the PSA component of the 2023 LTIP. As discussed in the LTIP awards section of the “Compensation Discussion and Analysis,” PSAs account for fifty percent (50%) of the 2023 LTIP and such awards cliff vest at the end of the three-year period based on performance against established metrics. As noted in the table, Messrs. Kamsickas, Kraus, Aghili, and Liedberg each received an additional grant of PSAs in 2023, as described in the LTIP section of the CD&A. Refer to the 2023 LTIP portion of the “Compensation Discussion and Analysis” section above for additional information on such program, including the performance targets that correspond to the potential payouts listed.

(3)
This amount represents the number of RSUs granted as a component of the 2023 LTIP and dividend equivalent units granted in 2023. As discussed in the LTIP section of the CD&A, RSUs accounted for fifty percent (50%) of the 2023 LTIP. The RSUs ratably vest over the three (3) year period after the date of grant.

(4)
This column represents the fair value (at grant date) of PSAs, RSUs and dividend equivalents granted to each of the NEOs in 2023. The value of the PSAs and RSUs is calculated using the closing stock price on the date of grant. The value of PSAs assumes a target level of performance. The value of the dividend equivalents is calculated using the closing stock price on the dividend payment date.

The following table provides information about PSAs and RSUs awarded under the 2017 and 2021 Omnibus Incentive Plans for each named executive officer that were outstanding as of December 31, 2023.
Each outstanding award is shown separately. The market value of the stock awards is based on the closing market price of Dana common stock on December 29, 2023 of $14.61 per share.

Outstanding Equity Awards at Fiscal Year-End
Name	Plan Year	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
James K. Kamsickas	2023	257,369(1)	3,760,161	770,334(4)	11,254,580
	2022	138,386(2)	2,021,819	398,082(5)	5,815,978
	2021	54,211(3)	792,023	100,311(6)	1,326,111
Timothy R. Kraus	2023	55,280(1)	807,641	121,560(4)	1,775,992
	2022	23,257(2)	339,785	66,904(5)	977,467
	2021	2,650(3)	38,717	4,910(6)	64,910
Aziz S. Aghili	2023	46,788(1)	683,573	144,956(4)	2,117,807
	2022	25,194(2)	368,084	72,478(5)	1,058,904
	2021	8,898(3)	130,000	18,937(6)	250,347
Byron S. Foster	2023	42,587(1)	622,196	82,846(4)	1,210,380
	2022	20,582(2)	300,703	59,210(5)	865,058
	2021	5,310(3)	77,579	0	0
Douglas H. Liedberg	2023	33,271(1)	486,089	106,796(4)	1,560,290
	2022	21,275(2)	310,828	51,070(5)	746,133
	2021	7,921(3)	115,726	14,653(6)	193,713
Footnotes:
(1)	RSUs granted on February 14, 2023 vest ratably on the subsequent three (3) grant date anniversaries.
(2)
RSUs granted on February 15, 2022 vest ratably on the subsequent three (3) grant date anniversaries. Figures also include an additional grant for Mr. Liedberg (6,947 RSUs on February 15, 2022, including dividend equivalent units, vesting ratably on the subsequent two (2) grant date anniversaries).

(3)
RSUs granted on February 9, 2021 vest ratably on the subsequent three (3) grant date anniversaries. Figures also include an additional grant for Mr. Foster (7,825 RSUs on June 30, 2021, including dividend equivalent units, vesting ratably on the subsequent three (3) grant date anniversaries.

(4)	PSAs granted on February 14, 2023 cliff vest after three-year performance period.
(5)	PSAs granted on February 15, 2022 cliff vest after three-year performance period.
(6)	This figure reflects the shares earned from the PSA component of the LTIP award issued on February 9, 2021 based on weighted performance results of 65.4%.
(7)
For the PSAs granted in 2023, the amounts in this column reflect the market value of 200% of the PSAs granted (i.e., maximum performance) based on the closing stock price of $14.61 on December 29, 2023. For the PSAs granted in 2022, the amounts in this column reflect the market value of 200% of the PSAs granted (i.e., maximum performance) based on the closing stock price of $14.61 on December 29, 2023. For the PSAs granted in 2021, the amounts in this column reflect actual aggregate performance based on achievement of 65.4% of the PSAs granted for the performance period ended December 31, 2023.

The following table provides information concerning the vesting of PSAs and RSUs during the fiscal year ended December 31, 2023, for each of the named executive officers.
Stock Vested During Fiscal Year
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James K. Kamsickas	356,649	6,511,019
Timothy R. Kraus	32,150	564,410
Aziz S. Aghili	74,182	1,311,023
Byron S. Foster	19,108	332,284
Douglas H. Liedberg	55,981	1,022,778
Footnotes:
(1)	These values represent the vesting of RSUs and were determined by using the closing price of our common stock on the New York Stock Exchange on each vesting date.
The following table provides information on the nonqualified deferred compensation of the named executive officers with respect to the fiscal year ended December 31, 2023.
Nonqualified Deferred Compensation at Fiscal Year-End
Name	Dana Credits in 2023 ($)	Aggregate Earnings in 2023 ($)	Aggregate Withdrawals / Distributions in 2023 ($)	Aggregate Balance on 12/31/2023 ($)
James K. Kamsickas	389,478(1)	402,397(2)	776,005	3,256,447
Timothy R. Kraus	54,451(1)	100,569	0	543,534
Aziz S. Aghili	135,671(1)	275,902	0	1,950,928
Byron S. Foster	48,419(1)	5,307	0	88,080
Douglas H. Liedberg	115,578(1)	150,260	0	975,939
Footnotes:
(1)
Includes credit under the Restoration Plan for employer fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan and credit under the supplemental executive retirement plan described below. This credit is also reflected in Footnote 5 of the “Summary Compensation Table” above.

Restoration Plan Company Credits ($ value)		Supplemental Executive Retirement Plan Company Credits ($ value)
James K. Kamsickas	182,364	James K. Kamsickas	207,114
Timothy R. Kraus	54,451	Timothy R. Kraus	0
Aziz S. Aghili	55,460	Aziz S. Aghili	80,211
Byron S. Foster	48,419	Byron S. Foster	0
Douglas H. Liedberg	45,414	Douglas H. Liedberg	70,164
(2)	Includes earnings on employee deferrals in the deferred compensation plan as well as the plans referenced in footnote 1.
Retirement Plans
Dana maintains a non-qualified supplemental executive retirement plan (“SERP”) for certain executives, including certain named executive officers. Under the terms of the SERP, Dana established unfunded notional defined contribution accounts subject to the claims of Dana’s general creditors. Each participant account is credited on an annual basis as follows: (a) fixed employer credits – equal to 3.5% of compensation; and (b) discretionary employer credits based on the sole discretion of the Compensation Committee and Company performance not to exceed 4% of compensation. The earnings rate for each participant is based on the rates of return (positive or negative) earned by the measurement funds selected by the participant as offered for the purposes of the plan. Participants are fully vested after five (5) years of service or upon death, disability or change in control as defined by the plan.

Dana also maintains a non-qualified deferred compensation plan that allows eligible executives to defer base pay and/or incentive pay into unfunded notional accounts subject to the claims of Dana’s general creditors.
Dana provides a non-qualified savings plan (restoration plan), to which we credit amounts to participants, including our NEOs, that we would have otherwise provided as matching and fixed contributions under the 401(k) plan if IRS statutory limits on 401(k) plan contributions had not been applicable.
CEO EMPLOYMENT AGREEMENT
Mr. Kamsickas became President and Chief Executive Officer and a member of the Board of Directors of Dana effective August 11, 2015. Under the terms of his employment agreement, Mr. Kamsickas is entitled to the following:
►	Annual base salary;
►	Upon the achievement of target-level performance, an annual bonus;
►	Annual grants pursuant to the long-term incentive program under Dana’s 2021 Omnibus Incentive Plan; and
►	All of Dana’s benefit plans or arrangements in effect from time to time with respect generally to senior executives.
Pursuant to his employment agreement and in lieu of his participation in the Executive Severance Plan, if Dana involuntarily terminates Mr. Kamsickas’ employment without cause (as defined below) and not due to disability, or he voluntarily terminates his employment for good reason (as defined below), subject to his execution and non-revocation of a release of claims, he would be entitled to (i) severance in an amount equal to twenty-four (24) months of base salary, payable in regular payroll installments over the twenty-four (24) month period commencing on the date of termination, (ii) a bonus for the year of termination based on actual performance under the annual incentive program and a bonus for the calendar year after termination at the target amount, both payable when annual bonuses are paid to other senior executives, (iii) medical, dental, prescription drug, basic life insurance and employee assistance program benefits for twenty-four (24) months following the date of his termination subject to his payment of any required employee contributions consistent with those contributions required of active employees of Dana (and which benefits shall be coterminous with his entitlement to COBRA health benefits continuation), and (iv) outplacement benefits (having a cost not exceeding $50,000).
Pursuant to Mr. Kamsickas’ employment agreement, “cause” generally means (i) a willful and material misappropriation of any monies or assets or properties of Dana; (ii) a willful and material breach by him of the terms of his employment agreement that is demonstrably injurious to Dana and that, if capable of cure, has not been cured within thirty (30) days after written notice to him; or (iii) the conviction of, or plea of guilty or nolo contendere by him to, a felony or to any criminal offense involving his moral turpitude.
Pursuant to Mr. Kamsickas’ employment agreement, “good reason” generally means the occurrence of any of the following without his consent: (i) any material adverse change by Dana in his title, position, authority or reporting relationships with Dana; (ii) Dana’s requirement that he relocate to a location in excess of fifty (50) miles from Dana’s current office location or from any future office location acceptable to him; or (iii) any material breach by Dana of the employment agreement which is not cured within thirty (30) days after written notice by Mr. Kamsickas to Dana, which notice shall specify the breach and the nature of conduct necessary to cure such breach.
For a period of twenty-four (24) months following his termination of employment, Mr. Kamsickas is prohibited from competing against Dana, soliciting its customers or employees, and working for a competitor. Mr. Kamsickas has also agreed that he will not disclose Dana’s confidential information.

POTENTIAL PAYMENTS AND BENEFITS UPON TERMINATION OR CHANGE IN CONTROL
As discussed in the “Compensation Discussion and Analysis” section above, Dana maintains both an Executive Severance Plan and Change in Control Severance Plan that apply to certain senior executives, including our named executive officers.
Set forth below is a description of each plan (applicable to eligible executive officers, including named executive officers). This is followed by tables relating to Messrs. Kamsickas, Kraus, Aghili, Foster and Liedberg.
Executive Severance Plan
In the event any eligible executive officer, except our CEO (as he is entitled to payments under his employment agreement described above), is involuntarily terminated by Dana without cause and other than due to death or disability and such termination occurs prior to a change in control, Dana will pay the executive an amount equal to twelve (12) months of base salary, the cost of COBRA premiums for twelve (12) months, and an annual incentive plan (AIP) payment equal to a full year, subject to actual performance results. Additionally, the executive will receive payment or receive reimbursement for reasonable costs of outplacement services, subject to a maximum amount of $25,000.
Change in Control Severance Plan
The Change in Control Severance Plan (CIC Plan) is designed to provide severance benefits to all eligible executive officers whose employment is terminated as a result of a change in control of Dana. Dana’s current named executive officers are eligible to participate in the CIC Plan. Under the CIC Plan, any participant who incurs a qualifying termination (as defined below) will be entitled to receive two times the sum of the individual’s salary and target bonus (three times the sum of his or her salary and his or her target bonus, in the case of the CEO and CFO) for the year in which termination occurs. As of the termination date, each named executive officer will be entitled to: (i) the full amount of any earned but unpaid base salary through the date of termination plus a cash payment for all unused vacation time accrued; (ii) a pro rata portion of his or her annual target bonus for the year in which termination occurs; (iii) all equity awards vesting in full (with the target number of performance shares, if applicable) and becoming fully exercisable; (iv) a lump sum cash amount to allow, but not require, the employee to purchase additional coverage equal to a total of two years (three years for the CEO) of subsidized COBRA; and (v) reasonable costs of outplacement services not to exceed $25,000 ($50,000 for the CEO). The CIC Plan does not provide for any excise tax gross-up payments to executive officers in connection with a change in control and instead includes provisions requiring a cutback of the benefits payable under the plan if it would result in the executive receiving a greater payment on an after-tax basis (after accounting for any excise taxes that would otherwise be triggered). Payments under the CIC Plan are payable in a lump-sum subject to execution of a release of claims against Dana.
For purposes of the CIC Plan, “qualifying termination” generally means (i) an executive’s involuntary termination of employment with Dana during the 24-month period following a change in control other than a termination by reason of death, disability or for cause or (ii) an executive’s resignation of employment with Dana during such period for good reason.
Equity Award Provisions
Pursuant to the award agreements for the RSUs, if the recipient’s employment is terminated without cause or by reason of death, disability or normal retirement, all outstanding RSU awards are prorated based on the number of full months of employment on the termination date within each vesting period. In the event of a change in control and the recipient is still employed with Dana, RSUs become nonforfeitable and payable to the recipient. Pursuant to the award agreements for performance shares, if the recipient’s employment is terminated without cause or by reason of death, disability or normal retirement, the outstanding performance awards shall remain eligible to vest, prorated based on the number of full months of employment from the grant date through the termination date, and based on actual performance during the performance period. If, during the performance period, a change in control occurs and the recipient is still employed with Dana, then the recipient shall automatically vest a prorated portion of the performance shares (based on the number of full months the recipient is employed by Dana from the grant date and ending on the date of the change in control), assuming target performance for such purpose, subject to eligibility for full vesting in accordance with the CIC Plan described above.

The following tables set forth the potential payments that would have been due to our named executive officers upon termination or a change in control as of December 31, 2023.
James K. Kamsickas
The following table describes the potential termination and change in control payments to Mr. Kamsickas, Dana’s Chairman and Chief Executive Officer, under a variety of circumstances.
Pay Element	Change in Control and Termination Without Cause or Voluntary Termination with Good Reason	Death / Disability	Termination Without Cause or Voluntary Termination with Good Reason (No Change in Control)
Cash Compensation
Separation Payment	$9,945,000(1)		$2,652,000(2)
Annual Incentive Award	$1,989,000(3)	$3,407,922	$5,396,922(4)
Long-Term Incentive
Performance Shares	$8,535,279(5)	$5,279,966(6)	$5,279,966(6)
Restricted Stock Units	$6,574,003(7)	$3,028,054(8)	$3,028,054(8)
Benefits and Perquisites
Health insurance, etc.	$50,979(9)		$33,986(10)
Restoration Plan(11)	$1,572,338	$1,572,338	$1,572,338
SERP(12)	$1,684,109	$1,684,109	$1,684,109
Accrued Vacation(13)	$127,500	$127,500	$127,500
Other
Outplacement	$50,000		$50,000
Total	$30,528,208	$15,099,889	$19,824,875
Footnotes:
(1)
Mr. Kamsickas would have been eligible for a separation payment equal to the sum of his annual base salary and the target bonus multiplied by three (3) pursuant to the terms of our Change in Control Plan.

(2)	Mr. Kamsickas is entitled to receive an amount equal to 24 months of his annual base salary pursuant to the terms of his executive employment agreement.
(3)	Mr. Kamsickas is entitled to receive an amount equal to a pro rata portion of his annual target bonus pursuant to the terms of our Change in Control Plan.
(4)
Upon a termination without cause or for good reason in the absence of a change in control, Mr. Kamsickas is entitled to receive an amount equal to his target bonus as well as a bonus for the year of termination based on actual results pursuant to his executive employment agreement.

(5)	Performance shares vest in full assuming target performance.
(6)	Performance shares vest on a pro rata basis assuming target performance for 2022 and 2023; actual performance for 2021.
(7)	Restricted stock units vest in full.
(8)	Restricted stock units vest on a pro rata basis.
(9)
Mr. Kamsickas would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on his date of termination for a period of three (3) years.

(10)
Mr. Kamsickas would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on his date of termination for a period of two (2) years.

(11)
Mr. Kamsickas is eligible to receive his Restoration Plan benefit effective December 31, 2023. The Restoration Plan benefit includes credit for fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan.

(12)	Mr. Kamsickas is eligible to receive his supplemental executive retirement plan benefit effective December 31, 2023.
(13)	For purposes of this table, we assumed Mr. Kamsickas did not take any vacation in 2023.

Timothy R. Kraus
The following table describes the potential termination and change in control payments to Mr. Kraus, Dana’s Senior Vice President and Chief Financial Officer, under a variety of circumstances.
Pay Element	Change in Control and Termination Without Cause or Voluntary Termination with Good Reason	Death / Disability	Termination Without Cause (No Change in Control)
Cash Compensation
Separation Payment	$4,350,000(1)		$725,000(2)
Annual Incentive Award	$725,000(3)	$1,227,531	$1,227,531(4)
Long-Term Incentive
Performance Shares	$1,376,730(5)	$693,551(6)	$693,551(6)
Restricted Stock Units	$1,186,142(7)	$468,528(8)	$468,528(8)
Benefits and Perquisites
Health insurance, etc.	$34,066(9)		$17,033(10)
Restoration Plan(11)	$543,534	$543,534	$543,534
Accrued Vacation(12)	$60,417	$60,417	$60,417
Other
Outplacement	$25,000		$25,000
Total	$8,300,889	$2,993,561	$3,760,594
Footnotes:
(1)
Mr. Kraus would have been eligible for a separation payment equal to the sum of his annual base salary and the target bonus multiplied by three (3) pursuant to the terms of our Change in Control Plan. Under Section 280G of the Internal Revenue Code and the best net approach, Mr. Kraus would be better served paying the excise tax than having amounts reduced to the 280G limit.

(2)	Mr. Kraus is entitled to receive an amount equal to 12 months of his annual base salary pursuant to the terms of our Executive Severance Plan.
(3)	Mr. Kraus is entitled to receive an amount equal to a pro rata portion of his annual target bonus pursuant to the terms of our Change in Control Plan.
(4)
Upon a termination without cause in the absence of a change in control Mr. Kraus is entitled to receive an amount equal to his bonus based on actual results pursuant to the terms of our Executive Severance Plan.

(5)	Performance shares vest in full assuming target performance.
(6)	Performance shares vest on a pro rata basis assuming target performance for 2022 and 2023; actual performance for 2021.
(7)	Restricted stock units vest in full.
(8)	Restricted stock units vest on a pro rata basis.
(9)	Mr. Kraus would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on his date of termination for a period of two (2) years.
(10)	Mr. Kraus would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on his date of termination for a period of one (1) year.
(11)
Mr. Kraus is eligible to receive his Restoration Plan benefit effective December 31, 2023. The Restoration Plan benefit includes credit for fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan.

(12)	For purposes of this table, we assumed Mr. Kraus did not take any vacation in 2023.

Aziz S. Aghili
The following table describes the potential termination and change in control payments to Mr. Aghili, Dana’s Executive Vice President and President, Commercial Vehicle Drive and Motion Systems, under a variety of circumstances.
Pay Element	Change in Control and Termination Without Cause or Voluntary Termination with Good Reason	Death / Disability	Termination Without Cause (No Change in Control)
Cash Compensation
Separation Payment	$2,430,000(1)		$675,000(2)
Annual Incentive Award	$540,000(3)	$915,363	$915,363(4)
Long-Term Incentive
Performance Shares	$1,588,355(5)	$982,610(6)	$982,610(6)
Restricted Stock Units	$1,181,657(7)	$537,575(8)	$537,575(8)
Benefits and Perquisites
Health insurance, etc.	$24,561(9)		$12,281(10)
Restoration Plan(11)	$867,601	$867,601	$867,601
SERP(12)	$1,083,327	$1,083,327	$1,083,327
Accrued Vacation(13)	$56,250	$56,250	$56,250
Other
Outplacement	$25,000		$25,000
Total	$7,796,751	$4,442,726	$5,155,007
Footnotes:
(1)	Mr. Aghili would have been eligible for a separation payment equal to the sum of his annual base salary and the target bonus multiplied by two (2) pursuant to the terms of our Change in Control Plan.
(2)	Mr. Aghili is entitled to receive an amount equal to 12 months of his annual base salary pursuant to the terms of our Executive Severance Plan.
(3)	Mr. Aghili is entitled to receive an amount equal to a pro rata portion of his annual target bonus pursuant to the terms of our Change in Control Plan.
(4)
Upon a termination without cause in the absence of a change in control Mr. Aghili is entitled to receive an amount equal to his bonus based on actual results pursuant to the terms of our Executive Severance Plan.

(5)	Performance shares vest in full assuming target performance.
(6)	Performance shares vest on a pro rata basis assuming target performance for 2022 and 2023; actual performance for 2021.
(7)	Restricted stock units vest in full.
(8)	Restricted stock units vest on a pro rata basis.
(9)	Mr. Aghili would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of two (2) years.
(10)	Mr. Aghili would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of one (1) year.
(11)
Mr. Aghili is eligible to receive his Restoration Plan benefit effective December 31, 2023. The Restoration Plan benefit includes credit for fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan.

(12)	Mr. Aghili is eligible to receive his supplemental executive retirement plan benefit effective December 31, 2023.
(13)	For purposes of this table, we assumed Mr. Aghili did not take any vacation in 2023.

Byron S. Foster
The following table describes the potential termination and change in control payments to Mr. Foster, Dana’s Senior Vice President and President, Light Vehicle Drive Systems, under a variety of circumstances.
Pay Element	Change in Control and Termination Without Cause or Voluntary Termination with Good Reason	Death / Disability	Termination Without Cause (No Change in Control)
Cash Compensation
Separation Payment	$2,240,000(1)		$640,000(2)
Annual Incentive Award	$480,000(3)	$812,229	$812,229(4)
Long-Term Incentive
Performance Shares	$1,037,719(5)	$490,063(6)	$490,063(6)
Restricted Stock Units	$1,000,478(7)	$425,502(8)	$425,502(8)
Benefits and Perquisites
Health insurance, etc.	$34,097(9)		$17,048(10)
Restoration Plan(11)	$88,080	$88,080	$88,080
Accrued Vacation(12)	$53,333	$53,333	$53,333
Other
Outplacement	$25,000		$25,000
Total	$4,958,707	$1,869,207	$2,551,255
Footnotes:
(1)
Mr. Foster would have been eligible for a separation payment equal to the sum of his annual base salary and the target bonus multiplied by two (2) pursuant to the terms of our Change in Control Plan. Under Section 280G of the Internal Revenue Code and the best net approach, Mr. Foster would be better served paying the excise tax than having amounts reduced to the 280G limit.

(2)	Mr. Foster is entitled to receive an amount equal to 12 months of his annual base salary pursuant to the terms of our Executive Severance Plan.
(3)	Mr. Foster is entitled to receive an amount equal to a pro rata portion of his annual target bonus pursuant to the terms of our Change in Control Plan.
(4)
Upon a termination without cause in the absence of a change in control Mr. Foster is entitled to receive an amount equal to his bonus based on actual results pursuant to the terms of our Executive Severance Plan.

(5)	Performance shares vest in full assuming target performance.
(6)	Performance shares vest on a pro rata basis assuming target performance for 2022 and 2023; actual performance for 2021.
(7)	Restricted stock units vest in full.
(8)	Restricted stock units vest on a pro rata basis.
(9)	Mr. Foster would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of two (2) years.
(10)	Mr. Foster would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of one (1) year.
(11)
Mr. Foster is eligible to receive his Restoration Plan benefit effective December 31, 2023. The Restoration Plan benefit includes credit for fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan.

(12)	For purposes of this table, we assumed Mr. Foster did not take any vacation in 2023.

Douglas H. Liedberg
The following table describes the potential termination and change in control payments to Mr. Liedberg, Senior Vice President, General Counsel and Secretary, Chief Compliance and Sustainability Officer under a variety of circumstances.
Pay Element	Change in Control and Termination Without Cause or Voluntary Termination with Good Reason	Death / Disability	Termination Without Cause (No Change in Control)
Cash Compensation
Separation Payment	$2,100,000(1)		$600,000(2)
Annual Incentive Award	$450,000(3)	$769,205	$769,205(4)
Long-Term Incentive
Performance Shares	$1,153,211(5)	$722,844(6)	$722,8446)
Restricted Stock Units	$912,643(7)	$434,238(8)	$434,238(8)
Benefits and Perquisites
Health insurance, etc.	$33,955(9)		$16,978(10)
Restoration Plan(11)	$518,380	$518,380	$518,380
SERP(12)	$457,559	$457,559	$457,559
Accrued Vacation(13)	$50,000	$50,000	$50,000
Other
Outplacement	$25,000		$25,000
Total	$5,700,748	$2,952,226	$3,594,204
Footnotes:
(1)
Mr. Liedberg would have been eligible for a separation payment equal to the sum of his annual base salary and the target bonus multiplied by two (2) pursuant to the terms of our Change in Control Plan. Under Section 280G of the Internal Revenue Code and the best net approach, Mr. Liedberg would be better served having amounts reduced to Section 280G limits than paying the excise tax.

(2)	Mr. Liedberg is entitled to receive an amount equal to 12 months of his annual base salary pursuant to the terms of our Executive Severance Plan.
(3)	Mr. Liedberg is entitled to receive an amount equal to a pro rata portion of his annual target bonus pursuant to the terms of our Change in Control Plan.
(4)
Upon a termination without cause in the absence of a change in control Mr. Liedberg is entitled to receive an amount equal to his bonus based on actual results pursuant to the terms of our Executive Severance Plan.

(5)	Performance shares vest in full assuming target performance.
(6)	Performance shares vest on a pro rata basis assuming target performance for 2022 and 2023; actual performance for 2021.
(7)	Restricted stock units vest in full.
(8)	Restricted stock units vest on a pro rata basis.
(9)	Mr. Liedberg would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of two (2) years.
(10)	Mr. Liedberg would receive a lump sum cash payment in the amount of the difference of his employee premium share and COBRA costs as determined on the date of termination for a period of one (1) year.
(11)
Mr. Liedberg is eligible to receive his Restoration Plan benefit effective December 31, 2023. The Restoration Plan benefit includes credit for fixed and matching contributions that exceed the IRS limits for our qualified 401(k) plan.

(12)	Mr. Liedberg is eligible to receive his supplemental executive retirement plan benefit effective December 31, 2023.
(13)	For purposes of this table, we assumed Mr. Liedberg did not take any vacation in 2023.

CEO PAY RATIO
In accordance with the Dodd-Frank Act requirement to disclose the ratio of the CEO’s annual total compensation to that of Dana’s global median employee, Dana has determined that the pay ratio for 2023 is 404:1. The ratio is based on the annual total compensation (determined in accordance with the Summary Compensation Table definition) of $42,842 which Dana paid in 2023 to its median employee, serving in a plant production line role in Columbia, Missouri and the CEO’s total compensation for 2023 of $17,327,154 (in accordance with the same definition).
Identification of the median employee was based on our global employee population of approximately 35,948, of which 26,671 were employed outside of the U.S. We excluded non-U.S. locations reflecting approximately 809 employees in Thailand, 650 in Argentina, 155 employees in Lithuania, 88 employees in Colombia, and 49 employees in Ecuador, and such exclusions reflected 5% of our total employee population. Such employee population was evaluated as of October 31, 2023. We established a compensation measure inclusive of all cash earnings paid in the 12-month period preceding October 31, 2023. For new hires and employees on unpaid leave that did not provide services to Dana during the entire measurement period, compensation was annualized. All non-U.S. compensation was converted to U.S. dollars based on applicable exchange rates as of October 31, 2023.
This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the rule’s flexibility, the method Dana used to determine the median employee and compensation measure may be different from its peers such that the pay ratio of its peers may not be comparable.

Pay Versus Performance
Pay Versus Performance Table
In accordance with disclosure requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following information describes the relationship between compensation actually paid to our NEOs and certain financial performance of the Company. For additional information regarding the alignment of our compensation programs with the Company’s performance, refer our “Compensation Discussion & Analysis”.
The table below summarizes Summary Compensation Table (“SCT”) total compensation reported for, and Compensation Actually Paid (“CAP”, as defined by the SEC) to, our CEO and, on average, our other NEOs.
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)(3)	Avg Summary Compensation Table Total for Non-CEO NEOs(1)(2)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based on:(4)		Net Income (Loss) (Millions USD)	Adjusted EBITDA(5) (Millions USD)
					Company TSR	Peer Group TSR
2023	$17,327,154	$14,595,591	$3,609,177	$3,117,256	$87	$180	$38	$845
2022	$11,882,248	$4,464,658	$2,357,617	$1,393,365	$87	$138	($242)	$700
2021	$10,616,003	$12,396,926	$2,112,689	$2,368,441	$129	$152	$197	$795
2020	$10,536,432	$4,949,534	$2,943,844	$1,819,391	$108	$120	($31)	$593
(1)
James K. Kamsickas, Chairman of the Board and CEO, was our principal executive officer (“PEO”) during the period covered by the table. The individuals comprising the non-CEO NEOs for each fiscal year presented are listed below.

2020	2021	2022	2023
Jonathan M. Collins	Jonathan M. Collins	Timothy R. Kraus	Timothy R. Kraus
Aziz S. Aghili	Timothy R. Kraus	Aziz S. Aghili	Aziz S. Aghili
Robert D. Pyle	Aziz S. Aghili	Byron S. Foster	Byron S. Foster
Douglas H. Liedberg	Douglas H. Liedberg	Douglas H. Liedberg	Douglas H. Liedberg
Antonio Valencia
(2)
These columns reflect Compensation Actually Paid (CAP) calculated in accordance with Item 402(v) of Regulation S-K. CAP does not necessarily reflect compensation actually earned, realized, or received. The amounts reflect the Summary Compensation Table totals with certain adjustments as described below.

(3)
CAP reflects the deduction and addition of certain amounts for the CEO and the Non-CEO NEOs as set forth below. Amounts in the columns titled Deduction of Grant Date Fair Value of Stock Awards from Summary Compensation Table are the totals from the Stock Awards column shown in the applicable Summary Compensation Table. Amounts in the columns titled Additions to Summary Compensation Table include the net addition of the following: (i) the year end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the change in fair value as of fiscal year end compared to prior year end fair value for unvested and outstanding awards granted in prior fiscal years; and (iii) the change in fair value as of vesting date compared to prior year end fair value for vested awards granted in prior years.

Year	Summary Compensation Table Total for CEO	Deduction of Grant Date Fair Value of Stock Awards from Summary Compensation Table	Additions to Summary Compensation Table	Compensation Actually Paid to CEO
2023	$17,327,154	($11,958,807)	$9,227,244	$14,595,591
2022	$11,882,248	($9,139,212)	$1,721,622	$4,464,658
2021	$10,616,003	($8,478,178)	$10,259,101	$12,396,926
2020	$10,536,432	($8,282,900)	$2,696,002	$4,949,534
Year	Summary Compensation Table Total for Non-CEO NEOs	Deduction of Grant Date Fair Value of Stock Awards from Summary Compensation Table	Additions to Summary Compensation Table	Compensation Actually Paid to Non-CEO NEOs
2023	$3,609,177	($1,889,546)	$1,397,625	$3,117,256
2022	$2,357,617	($1,491,462)	$527,210	$1,393,365
2021	$2,112,689	($1,341,617)	$1,597,369	$2,368,441
2020	$2,943,844	($1,681,355)	$556,902	$1,819,391

The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Value of Awards Granted During Covered Fiscal Year for CEO	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Total for CEO
2023	$9,453,700	($1,341,376)	$1,114,920	$9,227,244
2022	$6,279,348	($4,196,181)	($361,545)	$1,721,622
2021	$7,280,424	$2,411,826	$566,851	$10,259,101
2020	$4,396,119	($1,939,322)	$239,205	$2,696,002
Year	Year End Value of Awards Granted During Covered Fiscal Year for Non-CEO NEOs	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Total for Non-CEO NEOs
2023	$1,492,741	($185,415)	$90,299	$1,397,625
2022	$1,032,045	($441,736)	($63,099)	$527,210
2021	$1,166,629	$352,447	$78,293	$1,597,369
2020	$903,781	($393,554)	$46,675	$556,902
(4)
The peer groups used to calculate Peer Group TSR are our compensation peer group as disclosed in the CD&A section of this proxy statement, our 2023 proxy statement, our 2022 proxy statement and our 2021 proxy statement. TSR is based on the value of an initial fixed investment of $100 invested (with reinvestment of dividends) in the Company and in the peer group companies for the period starting December 31, 2019 through the end of the listed year, weighted by market capitalization in each applicable year.

(5)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our CEO and non-CEO NEOs in 2023. Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, nonservice cost components of pension and other postretirement benefits costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.).

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart depicts the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and TSR for the Company and our TSR peer group.

CAP vs Total Shareholder Return
TSR ($100 invested)
Compensation Actually Paid ($millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2020
2021
2022
2023
4.9
1.8
12.4
2.4
4.5
1.4
14.6
3.1
120
108
152
129
138
87
180
87
Average CAP to Non-CEO NEOs
CAP to CEO
Company TSR
Peer Group TSR

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our net income (loss).

CAP vs Net Income
$300
$200
$100
$0
($100)
($200)
($300)
Net Income ($millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Compensation Actually Paid ($millions)
4.9
1.8
12.4
2.4
4.5
1.4
14.6
3.1
(31)
197
(242)
38
2020
2021
2022
2023
Avg CAP to Non-CEO NEOs
CAP to CEO
Net Income

Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Adjusted EBITDA.

CAP vs Adjusted EBITDA
$900
$800
$700
$600
$500
$400
Adjusted EBITDA ($millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Compensation Actually Paid ($millions)
4.9
1.8
12.4
2.4
4.5
1.4
14.6
3.1
593
795
700
845
2020
2021
2022
2023
Avg CAP to Non-CEO NEOs
CAP to CEO
Adjusted EBITDA

2023 Performance Measures
The measures listed below represent the most important metrics we used to link executive pay to company performance for 2023 as described in our CD&A within the sections titled “Annual Performance-Based Cash Incentive” and “Long-Term Incentive Program”.
Most Important Performance Measures
Adjusted EBITDA
Adjusted EBITDA Margin
Adjusted Free Cash Flow
Net Electrification Sales
Relative TSR

TRANSACTIONS OF EXECUTIVE OFFICERS WITH DANA
None of the executive officers of Dana or members of their immediate families or entities with which they have a position or relationship had any transactions with Dana since January 1, 2023.
For information on procedures and policies for reviewing transactions between Dana and its executive officers, their immediate family members and entities with which they have a position or relationship, see “Review of Transactions with Related Persons.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. Mack, McDonald, Hernández, Miller and Icahn (prior to his resignation from the Board) served as members of the Compensation Committee. No such member of the Compensation Committee is, or was during 2023, an officer or employee of Dana or any of its subsidiaries, nor was any such member formerly an officer of Dana or any of its subsidiaries. Moreover, no such member is an officer of a company in which an executive officer of Dana is a member of its compensation committee.

PROPOSAL I SUBMITTED FOR YOUR VOTE
ELECTION OF DIRECTORS
Under our Bylaws, each director will hold office on the Board until the election and qualification of a successor at an annual meeting of shareholders or until his or her earlier resignation, disqualification, removal, death or other cause.
The members of our Board are elected by the holders of shares of common stock at each meeting of shareholders held for the purpose of electing directors. Our Board currently consists of ten (10) directors. Virginia A. Kamsky, who joined our Board in 2011, will not stand for reelection at the 2024 Annual Meeting of Shareholders. As a result, this year you are voting on the election of nine (9) candidates for the Board of Directors. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following current Directors for election: Ernesto M. Hernández, Gary Hu, James K. Kamsickas, Bridget E. Karlin, Michael J. Mack, Jr., R. Bruce McDonald, Steven D. Miller, Diarmuid B. O’Connell and Keith E. Wandell. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Dana, if elected. In addition, pursuant to our Corporate Governance Guidelines, a director must retire from the Board of Directors at the next annual shareholders meeting following the director’s 73rd birthday. The guidelines also authorize the full Board of Directors to waive this retirement requirement at its discretion. Consistent with these Corporate Governance Guidelines, the Board of Directors has waived the mandatory retirement age with respect to Mr. Wandell, who has reached the age of 73, in light of his tenure as Lead Independent Director and two prior terms as Chairman of the Board, as well as his deep industry expertise.
The Board has adopted Director Selection and Retention Guidelines. Under these Guidelines, the Board identifies individuals qualified to become members of the Board and elects candidates to fill new or vacant positions. Potential candidates for Board positions are identified through a variety of means, including individuals identified by the Nominating and Corporate Governance Committee, the use of search firms, recommendations of Board members, recommendations of executive officers and properly submitted shareholder recommendations. Potential candidates for nomination as director candidates must provide written information about their qualifications and participate in interviews conducted by individual Board members. Candidates are evaluated using the guidelines described below to determine their qualifications based on the information supplied by the candidates and information obtained from other sources.
The Board will consider shareholder recommendations for directors that meet the criteria set forth below. The Board makes no distinctions in evaluating nominees for positions on the Board based on whether or not a nominee is recommended by a shareholder. Shareholders who wish Dana to consider their recommendations for nominees for the position of director should submit their recommendations in writing to Dana Incorporated, 3939 Technology Drive, Maumee, Ohio 43537, Attention: Corporate Secretary, using the same deadline for nominations under our advance notice bylaw set forth in the ‘Questions and Answers’ section above.
Dana has established criteria it considers when identifying nominees for director. Criteria for assessing nominees include a potential nominee’s ability to represent the long-term interests of Dana. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Dana, including leadership positions in public companies, large or middle market businesses, or not-for-profit, governmental, professional or educational organizations. For those proposed director nominees who meet the minimum qualifications, the Board assesses the proposed nominee’s specific qualifications, evaluates his or her independence (including, but not limited to, independence related to Dana, other Board members and shareholders), and considers other factors, including skills, business segment representation, geographic location, diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Dana as necessary to properly discharge his or her duties. Additionally, the Board considers whether each nominee would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation and our Audit Committee guidelines.
Additionally, our Corporate Governance Guidelines, Standards of Business Conduct for Members of the Board of Directors, Related-Party Transactions Policy and Director Independence Standards are considered prior to making a recommendation to the Board for approval of a nominee. Each of these documents is available on Dana’s website at www.dana.com.
DANA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR.

INFORMATION ABOUT THE NOMINEES
Our Board currently consists of ten (10) directors. Virginia A. Kamsky, who joined our Board in 2011, will not stand for reelection at the 2024 Annual Meeting of Shareholders. All of our directors are elected annually serving a one-year term expiring at the next annual meeting of shareholders. The following section provides information as of February 26, 2024 about each nominee for election as a Director. The information provided includes the age of each individual; the individual’s principal occupation and special qualifications; employment and business experience during the past five years, including employment with Dana; other public company or registered investment company directorships held during the past five years; and the year in which the director became a director of Dana.
NOMINEES FOR DIRECTOR
ERNESTO M. HERNÁNDEZ	Director since 2022

Mr. Hernández, 66, is retired. Most recently, Mr. Hernández served as President and Managing Director of General Motors de Mexico, a wholly owned subsidiary of General Motors Company, a global automotive manufacturing business, from June 2011 to August 2019 and was responsible for all operations of General Motors Company in Mexico, Central America, and the Caribbean.

Mr. Hernández is a veteran mobility-industry executive with extensive knowledge of product engineering, manufacturing, planning program management, sales, marketing, and the aftermarket. Mr. Hernández is currently a board member of Constellation Brands, Inc. and BRP, Inc. and prior board member of Grupo KUO S.A.B. de C.V. and DINE, S.A.B. de C.V.

GARY HU	Director since 2022

Mr. Hu, 36, has been a Portfolio Manager of Icahn Capital LP a subsidiary of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, since October 2020. Prior to joining Icahn Capital LP, Mr. Hu held investment management roles at Silver Point Capital LP, a credit-focused investment firm, and Stockbridge Investors, the public securities affiliate of Berkshire Partners LLC, a private equity firm.

Mr. Hu currently serves on the board of Bausch + Lomb Corporation and International Flavor & Fragrances Inc., and was previously on the board of Cloudera Inc., Newell Brands, Inc., and Occidental Petroleum Corporation. Mr. Hu has significant work and investment experience in the automotive industry and an educational background in finance, accounting, engineering and technology.

JAMES K. KAMSICKAS	Director since 2015

Mr. Kamsickas, 57, has served as Chairman of the Board of Directors since December 2019, and President and Chief Executive Officer of Dana Incorporated since August 2015. Prior to joining Dana, he served as President and Chief Executive Officer of International Automotive Components (IAC) Group S.A., a leading global supplier of automotive interior components and systems. He also served as a member of IAC’s Board of Directors from 2007-2015. Prior to that, he spent 18 years at Lear Corporation in numerous domestic and international positions, ultimately as leader of its Interior Systems Division. Mr. Kamsickas currently serves on the Board of Trustees of the Manufacturers Alliance for Productivity and Innovation (MAPI) and the United Way of Greater Toledo and is a member of the Toledo Rotary Foundation.

Mr. Kamsickas has served more than 17 years as a CEO of global manufacturers of powertrains, electrodynamics, sealing, thermal, fuel cell, digital solutions, acoustics, exteriors, interiors, seating, and aftersales and service. Under his leadership, Dana has grown annual sales by more than 80 percent and evolved into a leader in both conventional and clean-energy solutions that support nearly every vehicle manufacturer around the globe.  Built on a 120-year history as a leading mechanical systems supplier, Dana is now capable of supplying complete, in-house mechanical drivetrain and e-Propulsion systems – including thermal, sealing, software, and control technology – for all powertrain configurations found on the world’s most advanced internal-combustion, hybrid, and all-electric vehicles.

BRIDGET E. KARLIN	Director since 2019

Ms. Karlin, 67, is the Senior Vice President of Information Technology at Kaiser Permanente, an integrated managed health care consortium, since 2021. Prior to her current position, Ms. Karlin served as Global Managing Director and Global Chief Technology Officer of IBM Corporation, a technology company that creates, develops and manufactures advanced hardware, software and cloud computing technologies, leveraging AI, open source and security, from 2017 to 2021. Ms. Karlin served as General Manager of Intel Corporation from 2011 to 2017.

Ms. Karlin has over thirty years of advanced technology experience, as well as executive management, financial and business experience which provide the Board with insights to strategic growth areas in guiding Dana to be successful in global markets.

MICHAEL J. MACK, JR.	Director since 2018

Mr. Mack, 67, is retired. Most recently, Mr. Mack served as Group President, John Deere Financial Services, Global Human Resources and Public Affairs at Deere & Company, a manufacturer of agricultural, construction, and forestry machinery, diesel engines used in heavy equipment, and lawn care equipment, from October 2014 to November 2016. In addition, Mr. Mack served as the company’s President, Worldwide Construction & Forestry Division from June 2009 to October 2014. Mr. Mack also served as Senior Vice President and Chief Financial Officer of Deere from January 2006 to May 2009. He served as the company’s Vice President and Treasurer from June 2004 to January 2006. Also, Mr. Mack served as Senior Vice President, Marketing and Administration for the company’s Worldwide Commercial & Consumer Equipment Division from 1999 to 2004. He held assignments in dealer systems, business development, treasury, engineering, purchasing, manufacturing and marketing during his career at Deere. Mr. Mack began his career at the John Deere Des Moines Works as a summer intern engineer.

Mr. Mack brings a strong background in executive management, serving in three different senior executive roles at a global corporation. In addition, Mr. Mack brings to the Board his expertise in corporate finance, financial reporting and accounting gained as the Chief Financial Officer of a large public company. The Board also benefits from Mr. Mack’s extensive knowledge related to the business operations of the off-highway vehicle market.

R. BRUCE MCDONALD	Director since 2014

Mr. McDonald, 63, is retired. Most recently, Mr. McDonald served as Chairman and Chief Executive Officer of Adient plc, a global automotive supplier from October 2016 to June 2018. He previously served as Executive Vice President and Vice Chairman of Johnson Controls, Inc., a global manufacturer of automotive, power and building solutions, from September 2014 to October 2016. Mr. McDonald also served as Executive Vice President and Chief Financial Officer from 2005 to September 2014. Mr. McDonald joined Johnson Controls in November 2001 as Vice President and Corporate Controller and was promoted to Assistant Chief Financial Officer in 2004.

Mr. McDonald currently serves as chairman of the board of directors of Andrew Peller Limited. Mr. McDonald’s extensive experience as Chairman and CEO of a global automotive parts supplier as well as his former roles as Vice Chairman and Chief Financial Officer of a global manufacturer provides him with an informed understanding of the financial issues and risks that affect Dana. Additionally, Mr. McDonald’s international experience provides the Board with a global perspective helping our Board identify opportunities and minimize risks.

STEVEN D. MILLER	Director since 2023

Mr. Miller, 35, has been a Portfolio Manager of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, since October 2020. Prior to joining Icahn Capital LP, Mr. Miller was a Research Analyst at BlueMountain Capital Management, LLC (a New-York headquartered privately held diversified alternative asset management firm) from 2013 to 2019 and an Analyst at Goldman, Sachs & Co. from 2011 to 2013.

Mr. Miller currently serves on the board of Bausch Health Companies Inc. and Conduent Incorporated and was previously on the board of Herc Holdings Inc. and Xerox Holdings Corporation. Mr. Miller has significant work and investment experience as a portfolio manager and securities analyst in investing, finance, capital markets, capital allocation decisions, and complex debt matters.

DIARMUID B. O’CONNELL	Director since 2018

Mr. O’Connell, 60, is the former Vice President of Business and Corporate Development and was a member of the executive team at Tesla, Inc., a global designer, developer, manufacturer and seller of fully electric vehicles. He served in this role from July 2006 to September 2017. Mr. O’Connell served as Chief Strategy Officer, Global Head of Business Development and Partnerships of Fair, a vehicle leasing subscription service, from January 2018 to April 2019. Mr. O’Connell previously served as Chief of Staff for Political Military Affairs at the United States State Department, where he was involved in policy and operational support to the United States military in various theaters of operation. Prior to his tenure in Washington, Mr. O’Connell worked in corporate strategy as a management consultant for Accenture, as co-founder of educational software developer, Real Time Learning, and as a senior executive with both McCann Erickson Worldwide and Young and Rubicam. Mr. O’Connell is currently a board member of Albemarle Corporation, VolvoCars AB, Clarios LLC and The Mobility House AG, a private software development company in the energy management sector.

Mr. O’Connell’s strong background as a senior executive of a global automotive manufacturer and provides the Board of Directors a valuable resource in the areas of automotive electrification and technology. Mr. O’Connell also has an extensive background in corporate strategy that the Board will be able to leverage as a part of Dana’s overall enterprise strategy. Additionally, Mr. O’Connell provides the Board a unique perspective as a former executive of a global original equipment manufacturer.

KEITH E. WANDELL	Director since 2008

Mr. Wandell, 74, is retired and has served as Lead Independent Director since December 2019. Prior to his current position, he served as Chairman of the Board of Directors from September 2016 to December 2019. Mr. Wandell served as President and Chief Executive Officer of Harley-Davidson, Inc., a global motorcycle manufacturer, from May 2009 to May 2015 as well as its Chairman from 2012 to May 2015. Mr. Wandell served as President and Chief Operating Officer of Johnson Controls, Inc. from July 2006 until May 2009. He was Executive Vice President of Johnson Controls from August 2003 to July 2006 and President of its Automotive and Battery Division from August 2003 to July 2006. Mr. Wandell was a board member of Harley-Davidson, Inc. and is currently a board member of Dover Corporation. He is a past chairman of the board of directors of Exide Technologies and prior member of the board of directors of Constellation Brands, Inc.

Mr. Wandell is the former Chairman and Chief Executive Officer of one of the world’s largest motorcycle manufacturers, bringing to our Board the perspective of a leader facing a set of external economic, social, and governance issues similar to those faced by Dana.

CORPORATE GOVERNANCE
Our Board of Directors has established guidelines that it follows in matters of corporate governance. Our Corporate Governance Guidelines describe our corporate governance practices and address corporate governance issues such as Board composition and responsibilities, compensation of directors and executive succession planning. The following summary provides highlights of those guidelines. A complete copy of our Corporate Governance Guidelines is available online at http://www.dana.com.
Role of Board
The business of Dana is conducted by its employees, managers and corporate officers led by our CEO, with oversight from the Board. The Board selects the CEO and works with the CEO to elect/appoint other corporate officers who are charged with managing the business of Dana. The Board has the responsibility of overseeing, counseling and directing the corporate officers to ensure that the long-term interests of Dana and its shareholders are being served. The Board and the corporate officers recognize that the long-term interests of Dana and its shareholders are advanced when they take into account the concerns of employees, customers, suppliers and communities.
Responsibilities of the Board
The basic responsibility of our directors is to exercise their reasonable business judgment on behalf of Dana. In discharging this obligation, directors rely on, among other things, Dana’s corporate officers, outside advisors and auditors.
Pursuant to the Board’s general oversight responsibilities, among other things, the Board:
►	Evaluates the CEO’s performance and reviews Dana’s succession plan for the CEO and other officers;
►	Reviews the long-range business plans of Dana and monitors performance relative to achievement of those plans;
►	Considers long-range strategic issues and risks to Dana; and
►	Approves policies of corporate conduct that continue to promote and maintain the integrity of Dana.
Executive Sessions of the Board
Executive sessions of our non-management directors are held, without Dana management, in conjunction with each regularly scheduled Board meeting and between such Board meetings as requested, from time to time, by our Lead Independent Director or other non-management directors. These sessions are chaired by our Lead Independent Director.
Access to Management and the Independent Registered Public Accounting Firm
Our non-management directors may meet with senior management, other employees and the independent registered public accounting firm at any time, either separately or jointly, as they deem appropriate. Senior personnel of Dana and of the registered public accounting firm regularly attend portions of our Board and Committee meetings, and other personnel may be invited to attend particular meetings where appropriate.
Board Performance Assessment
The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. Our Nominating and Corporate Governance Committee reviews the self-evaluation process. An annual report is made to the Board on the assessment of the performance of the Board and its committees. The assessment evaluates the contribution of the Board and its committees to Dana and specifically focuses on areas in which the Board believes it or its committees could improve.
Board Leadership Structure
Under Dana’s Bylaws, the positions of Chairman of the Board and the CEO may each be held separately, or together by one person. The Board’s analysis as to whether the two positions should be combined or held separately takes into account many factors including the specific needs of Dana and the Board, the strong role of the Lead Independent Director, the specific needs of Dana, and the best interests of Dana’s shareholders. While the Board had maintained a separation of the Chairman and CEO positions since 2011, in 2019 the Board determined, after careful consideration during its annual evaluation of its leadership structure, that combining the two positions would enhance Dana’s governance structure and best serve Dana’s strategic objectives.

In addition to serving as Dana’s President and CEO since August 2015, Mr. Kamsickas was also appointed to the Chairman position in December 2019, which reflects the Board’s confidence in his ability to provide oversight and to most effectively drive Dana to achieve its strategic objectives through unified leadership. The Board determined that combining the two positions provides Dana with distinct advantages, including:
►	Leveraging Mr. Kamsickas’s deep institutional knowledge and industry experience from his service as CEO;
►	Providing critical leadership, organizational stability, and a strong bridge between the Board and the management team; and
►	Driving efficient decision making and enhanced accountability.
Importantly, the Board also determined that having Mr. Wandell, serve as Lead Independent Director, establishes an effective balance to the combined role of Chairman and CEO.
Dana’s Bylaws and Corporate Governance Guidelines provide that when the Board determines that the Chairman and CEO positions should be combined, the Board should also have a Lead Independent Director to complement the Chairman’s role, and to serve as the principal liaison between the Chairman and the independent Directors. The duties and responsibilities of the Lead Independent Director include: (i) presiding at all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors; (ii) serving as the liaison between the Chairman and the independent directors; (iii) coordinating the activities of the independent directors; (iv) developing the agenda for the executive sessions and other meetings of the independent directors; (v) advising the Chairman regarding the timing, scheduling, structuring, and the agenda of Board meetings; (vi) consulting with and providing feedback to the Chairman regarding matters discussed in executive sessions and regarding other Board matters as appropriate; and (vii) advising the Chairman regarding the flow of information from management to the Board. The duties of the Lead Independent Director help ensure the effective and independent leadership of our Board. Dana’s Bylaws and Corporate Governance Guidelines require that the Lead Independent Director be elected annually, which helps to ensure that the Board evaluates Dana’s Board leadership structure at least annually.
Succession Planning
A key responsibility of our Board is ensuring that an effective process is in place to provide continuity of leadership over the long term at all levels of Dana. Each year, succession planning reviews are held at every significant organizational level of Dana, culminating in a full review of senior leadership talent. During this review, the Board discusses future candidates for senior leadership positions, succession timing for those positions and development plans for the highest-potential candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which Dana makes ongoing leadership assignments.
RISK OVERSIGHT
Dana maintains a risk management program overseen by our Executive Leadership Team. In particular, our Senior Vice President and Chief Financial Officer as well as Senior Vice President, General Counsel and Secretary, Chief Compliance and Sustainability Officer have responsibility for this area. In addition, our Business Unit Presidents and functional leads oversee strategic and operational risks, including cybersecurity risks. Risks are identified and prioritized by our management, and each of these risks is reviewed by the Audit Committee, the Technology and Sustainability Committee, or the entire Board. For example, strategic risks are overseen by the entire Board, financial risks are overseen by our Audit Committee and cybersecurity risks are overseen by the Technology and Sustainability Committee. Management regularly reports on each such risk to our entire Board or Audit Committee. Additional review or reporting on risks is conducted as needed or as requested by the Board or any committee. Also, our Compensation Committee periodically reviews the most important risks to ensure that compensation programs do not encourage excessive risk-taking and has implemented several mechanisms to avoid such risk-taking behavior, as detailed in the “Mitigation of Potential Risk in Pay Programs” and “Clawback Provisions” sections above.

BOARD DIVERSITY, INDEPENDENCE AND TENURE
Name	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Technology and Sustainability Committee
Ernesto M. Hernández	2022	Yes		●	●
Gary Hu	2022	Yes	●		●
James K. Kamsickas	2015	No
Virginia A. Kamsky	2011	Yes	●	●
Bridget E. Karlin	2019	Yes		●(1)		●
Michael J. Mack, Jr.	2018	Yes	●(1)	●
R. Bruce McDonald	2014	Yes	●		●(1)
Steven D. Miller	2023	Yes		●		●
Diarmuid B. O’Connell	2018	Yes	●			●(1)
Keith E. Wandell	2008	Yes			●	●
(1)	Chair

COMMITTEES AND MEETINGS OF DIRECTORS
The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs are also set forth in the chart. The current terms of the various committee members expire at the 2025 Annual Meeting.
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Technology and Sustainability Committee
Michael J. Mack, Jr.(1)	Bridget E. Karlin(1)	R. Bruce McDonald(1)	Diarmuid B. O’Connell(1)
Gary Hu	Ernesto M. Hernández	Ernesto M. Hernández	Bridget E. Karlin
Virginia A. Kamsky	Virginia A. Kamsky	Gary Hu	Steven D. Miller
R. Bruce McDonald	Michael J. Mack, Jr.	Keith E. Wandell	Keith E. Wandell
Diarmuid B. O’Connell	Steven D. Miller
(1)	Chair
Audit Committee. As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the NYSE and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Dana’s financial statements; (ii) Dana’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; (iv) the performance of Dana’s internal audit function and independent registered public accounting firm; and (v) the preparation of the “Audit Committee Report” found in this proxy statement. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the NYSE (see “Director Independence” section in this proxy statement). Our Board has determined that Messrs. Mack and McDonald are each an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. A current copy of the charter of the Audit Committee is available to security holders on Dana’s website at www.dana.com. The Audit Committee met five times in 2023.
Compensation Committee. This committee establishes and evaluates Dana’s executive compensation policies and programs, administers Dana’s 401(k), stock, incentive and retirement plans and monitors compliance with laws and regulations applicable to the documentation and administration of Dana’s employee benefit plans, among other things. The Board of Directors has determined that all of the members of the Compensation Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the NYSE (see the “Director Independence” section in this proxy statement). A current copy of the charter of the Compensation Committee is available to security holders on Dana’s website at www.dana.com. The Compensation Committee met five times in 2023. See the “Compensation Discussion and Analysis” section above for more information.
Nominating and Corporate Governance Committee. This committee monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the NYSE (see the “Director Independence” section in this proxy statement). A current copy of the charter of the Nominating and Corporate Governance Committee is available to security holders on Dana’s website at www.dana.com. The Nominating and Corporate Governance Committee met five times in 2023.
Technology and Sustainability Committee. This committee is responsible for assisting the Board with its oversight relating to innovation, new technologies, sustainability, cybersecurity, and social responsibility matters. The Board of Directors has determined that all of the members of the Technology and Sustainability Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the NYSE (see the “Director Independence” section in this proxy statement). A current copy of the charter of the Technology and Sustainability Committee is available to security holders on Dana’s website at www.dana.com. The Technology and Sustainability Committee met five times in 2023.
Board and Committee Meetings. There were eight meetings of the Board and twenty meetings of the various committees of the Board. All directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all of the committees of the Board on which the respective directors served. Dana expects all of its directors to attend the virtual Annual Meeting of Shareholders except in cases of illness, emergency, or other reasonable grounds for non-attendance. All members of our Board of Directors attended our Annual Meeting of Shareholders last year.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD
The non-management directors meet at regularly scheduled executive sessions without management. Mr. Wandell is the Lead Independent Director at such sessions. Interested parties may communicate directly with Mr. Wandell or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Corporate Secretary, Dana Incorporated, 3939 Technology Drive, Maumee, Ohio, 43537, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Corporate Secretary, Dana Incorporated, 3939 Technology Drive, Maumee, Ohio, 43537, Attn: Full Board of Directors. The Board of Directors’ current practice is that the Corporate Secretary may relay proper communications received to the Chairman of the Board.
DIRECTOR INDEPENDENCE
The Board of Directors has determined that the nine non-management directors are independent within the meaning of the listing standards of the NYSE. Our Board determines whether each director qualifies as an “independent director” when first elected to the Board and annually thereafter. To assist in making these determinations of independence, Dana adopted categorical standards set forth in our Director Independence Standards, a current copy of which is available to security holders on Dana’s website at www.dana.com.
Under our Director Independence Standards, if a director has a relationship with Dana (either directly or as a partner, shareholder, or officer of an organization that has a relationship with Dana), the Board considers all relevant facts and circumstances in determining whether the relationship will interfere with the exercise of the director’s independence from Dana and our management, taking into account, among other things, the significance of the relationship to Dana, to the director, and to the persons or organizations with which the director is affiliated.
The Board has affirmatively determined that the following directors, constituting a majority of our Board of Directors, meet the categorical standards for independence and that such directors have no material relationship with Dana (either directly or as a partner, shareholder or officer of an organization that has a relationship with Dana) other than as a director: Ernesto M. Hernández, Gary Hu, Virginia A. Kamsky, Bridget E. Karlin, Michael J. Mack, Jr., R. Bruce McDonald, Steven D. Miller, Diarmuid B. O’Connell, and Keith E. Wandell.
Review of Transactions with Related Persons
Dana has procedures and policies for reviewing transactions between Dana and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.
Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Nominating and Corporate Governance Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors’ independence. To assist them in their review, the Nominating and Corporate Governance Committee and the Board of Directors use the categorical standards found in Dana’s Director Independence Standards, as discussed above.
In order to monitor transactions that occur between the annual reviews, the independence certification also obligates the directors to immediately notify our General Counsel in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes subsequently untrue or incomplete. Likewise, under our Standards of Business Conduct for the Board of Directors, any situation that involves, or may involve, a conflict of interest with Dana is required to be promptly disclosed to the Chairman of the Board, who will consult with the Chairman of the Nominating and Corporate Governance Committee. Executive officers are bound by the Standards of Business Conduct for Employees.
Our Board has adopted a Related-Party Transactions Policy that sets forth standards with respect to related party transactions with Dana or our subsidiaries. A current copy of this policy is available to shareholders on Dana’s website at www.dana.com.
Under the Related-Party Transactions Policy, (i) a director, nominee for director or executive officer of Dana (since the beginning of the last fiscal year), (ii) any beneficial holder of greater than five percent (5%) of Dana’s voting securities or (iii) any immediate family member of any of the foregoing, are required to seek the prior approval of the Audit Committee of any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness)

in which (i) the aggregate amount involved will or may reasonably be expected to exceed $120,000 in any calendar year, (ii) Dana, or any of its subsidiaries is a participant, and (iii) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).
In making its determination, the Audit Committee considers such factors as (i) the extent of the related party’s interest in the interested transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the interested transaction are fair to Dana and no less favorable than terms generally available in unaffiliated third-party transactions under like circumstances, (iv) whether the interested transaction would impair the independence of an outside director, (v) the benefit to Dana, and (vi) whether the interested transaction is material, taking into account: (a) the importance of the interest to the related party, (b) the relationship of the related party to the interested transaction and of the related parties to each other, (c) the dollar amount involved, and (d) the significance of the transaction to Dana’s investors in light of all the circumstances.
Notwithstanding the foregoing, our Board may determine certain interested transactions deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. Those pre-approved transactions are described in the Related-Party Transactions Policy.
All interested transactions, except certain pre-approved transactions, must be disclosed in Dana’s applicable SEC filings as, and to the extent, required by applicable SEC rules and regulations.
The questionnaire, certification, Director Independence Standards, Standards of Business Conduct for the Board of Directors, Standards of Business Conduct for Employees, and Related-Party Transactions Policy are all in writing.
Transactions with Icahn Group
In January 2022, Dana entered into a director appointment and nominating agreement, dated January 7, 2022 (the “Icahn Agreement”), with Mr. Carl C. Icahn and the entities listed therein, (collectively, the “Icahn Group”), pursuant to which Dana agreed to, on or prior to January 7, 2022 (i) increase the size of the Board of Directors to twelve (12) directors; and (ii) appoint Gary Hu and Brett M. Icahn, (collectively, the “Icahn Designees”) to the Board of Directors to fill the resulting vacancies, with such appointments effective on January 7, 2022. In addition, Dana agreed to include each Icahn Designee as part of our slate of nominees for election to the Board of Directors at the 2022 annual meeting.
From and after the date of the Icahn Agreement, so long as an Icahn Designee is a member of the Board, without the approval of the Icahn Designees who are members of the Board of Directors, the Board of Directors will not increase its size above twelve (12) directors prior to the 2022 annual meeting and eleven (11) directors after the 2022 annual meeting. In addition, the Icahn Group will be entitled, in the event any Icahn Designee resigns or for any reason fails to serve or is not serving as a director (subject to exceptions set forth in the Icahn Agreement, including as a result of such director not being nominated by us to stand for election at an annual meeting subsequent to the 2022 annual meeting or the termination of the Icahn Group’s designation rights with respect to such director in accordance with the Icahn Agreement), to designate a replacement for appointment to the Board on the terms set forth in the Icahn Agreement.
So long as an Icahn Designee is a member of the Board of Directors, the Icahn Group will also have certain rights with respect to newly created committees as set forth in the Icahn Agreement. In addition, any Board of Directors consideration of appointment and employment of named executive officers, mergers, acquisitions of material assets, dispositions of material assets, or similar extraordinary transactions, such consideration, and voting with respect thereto, will take place only at the full Board of Directors level or in committees of which one of the Icahn Designees is a member.
If at any time the Icahn Group ceases to hold a “net long position”, as defined in the Icahn Agreement, in at least (i) 8,654,048 shares of our common stock, one of the Icahn Designees will, and the Icahn Group will cause one Icahn Designee to, promptly resign from the Board of Directors; and (ii) 4,327,024 shares of our common stock, each of the Icahn Designees will, and the Icahn Group will cause each such Icahn Designee to, promptly resign from the Board of Directors.
So long as the Icahn Group holds “a net long position”, as defined in the Icahn Agreement, in at least 7,211,705 shares of our common stock, we will not adopt a Rights Plan, as defined in the Icahn Agreement, with an “Acquiring Person” beneficial ownership threshold below 20.0% of the then-outstanding shares of common stock, unless (x) such Rights Plan provides that, if such Rights Plan is not ratified by our stockholders within 270 days of such Rights Plan being adopted, such Rights Plan shall automatically expire and (y) the “Acquiring Person” definition of such Rights Plan exempts the Icahn Group up to a beneficial ownership of 19.95% of the then-outstanding common shares.
The Icahn Agreement also includes other customary voting, standstill and non-disparagement provisions. Absent an uncured breach of the material provisions of the Icahn Agreement by us, the standstill restrictions on the Icahn Group will remain in effect until the later of (i) the end of the 2022 annual meeting and (ii) such date as no Icahn Designee is on the Board of Directors and the Icahn Group no longer has any right to designate a replacement (including if the Icahn Group has irrevocably waived such right in writing).

COMPENSATION OF DIRECTORS
Our Compensation Committee is responsible for making recommendations to our Board of Directors regarding the form and amount of non-employee Director compensation. In determining the recommendation for Director compensation, the Compensation Committee considers feedback from our Chairman and CEO, Senior Vice President and Chief Human Resources Officer, and information provided by Mercer.
The Compensation Committee decided not to make any changes to non-employee Director compensation for 2023. The table below illustrates the compensation structure for the year. Employee Directors receive no additional compensation for their Board service. In addition to the compensation described below, each Director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board or its committees.
Non-Employee Directors Annual Retainer Compensation (cash)
Director	$120,000
Lead Independent Director (premium)	$50,000
Audit Committee Chair	$25,000
Audit Committee Member	$10,000
Compensation Committee Chair	$20,000
Compensation Committee Member	$10,000
Governance Committee Chair	$20,000
Governance Committee Member	$10,000
Technology and Sustainability Committee Chair	$20,000
Technology and Sustainability Committee Member	$10,000

Restricted Stock Units(1)	$150,000
Footnotes:
(1)
This annual grant, equivalent to 7,982 RSUs, was made pursuant to the Plan on February 15, 2023 and vested in full on February 15, 2024. Mr. Miller received a prorated grant equivalent to 2,886 RSUs as a result of his appointment to the Board, vesting in full on February 15, 2024. Each grant is subject to accelerated vesting upon death, disability, reaching mandatory retirement age (age 73) or change in control.

Holding Requirement. The Compensation Committee maintains share ownership requirements for non-employee Directors equal to five times the annual cash retainer of $120,000, or the equivalent of $600,000 worth of common stock. Directors must meet this requirement within five years of becoming a Director of the Company. In determining whether a Director has met his or her individual ownership target, the Company considers shares owned by the Director and outstanding equity awards held by the Director, including restricted stock units subject to vesting conditions. All of our Directors had either met their stock ownership requirements in 2023 or are on track to achieve their ownership requirement within the five-year time frame.
Deferred Compensation. Each non-employee director may elect to defer a percentage of the annual cash retainer in exchange for restricted stock units. The RSUs are credited as of the last day of each quarter based on the quotient obtained by dividing (i) the dollar amount of the retainer for that quarter which is being deferred by (ii) the closing price per share on the last trading day of that quarter (with the result being rounded down to the nearest whole number of RSUs). The RSUs are fully vested on the date of grant and each RSU represents the right to receive one share of our common stock (or, at our election, an equivalent cash amount) on the earlier of (i) the first business day of the calendar month coincident with or next following the date that the director terminates service as a non-employee director or (ii) the date on which a change in control occurs.

The following table provides information on the compensation of our non-employee Directors for 2023.
Director Compensation
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Ernesto M. Hernández	140,000	153,184	293,184
Gary Hu	140,000	153,184	293,184
Brett M. Icahn(4)	119,837	152,376	272,213
Virginia A. Kamsky	150,000	153,184	303,184
Bridget E. Karlin	140,000	153,184	293,184
Michael J. Mack, Jr.	150,000	153,184	303,184
R. Bruce McDonald	155,000	153,184	308,184
Steven D. Miller(4)	20,163	39,856	60,019
Diarmuid B. O’Connell	150,000	153,184	303,184
Keith E. Wandell	180,000	153,184	333,184
Footnotes:
(1)	Employee Directors do not receive any compensation with respect to their service on the Board; accordingly, Mr. Kamsickas is not included in this table.
(2)
This column reports the amount of cash compensation earned in 2023 for Board and Committee service. As noted above, directors may elect to defer a portion of their annual cash retainer into restricted stock units. No Directors deferred any of their annual retainer. Compensation is paid at the end of each quarter for service during the quarter.

(3)
This column reflects the full grant date fair values determined in accordance with FASB ASC Topic 718 (and dividend equivalent units earned in 2023). The aggregate number of outstanding stock awards (including dividend equivalent units) corresponding to the values listed at December 31, 2023 is shown below.

Name(1)	Outstanding Stock Awards (#)
Ernesto M. Hernández	8,205
Gary Hu	8,205
Virginia A. Kamsky	8,205
Bridget E. Karlin	8,205
Michael J. Mack, Jr.	8,205
R. Bruce McDonald	8,205
Steven D. Miller (4)	2,886
Diarmuid B. O’Connell	8,205
Keith E. Wandell	8,205
(4)	Mr. Icahn resigned from the Board in 2023 resulting in the forfeiture of his outstanding stock awards. Mr. Miller was appointed to the Board in November 2023 and received a prorated stock award.
For additional information regarding Dana’s equity compensation plan, please refer to Note 1 and Note 11 to our audited financial statements in Dana’s Annual Report on Form 10-K for the year ended December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information about beneficial ownership of our securities as of February 26, 2024, by persons who have either filed reports with the SEC indicating that they beneficially own more than 5% of our securities and/or a review of our shareholder records as of February 26, 2024. Unless otherwise stated, to report this information Dana relied solely on reports filed with the SEC.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	Common	24,498,064	17.0%
Icahn Capital LP(2) 16690 Collins Avenue, PH Sunny Isles Beach, FL 33160	Common	14,286,505	9.90%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	Common	16,157,821	11.19%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, TX 78746	Common	9,194,086	6.4%
Footnotes:
(1)
BlackRock, Inc. and related entities (collectively, BlackRock) reported on a Form 13G/A filed with the SEC on January 22, 2024 holdings of common stock. It has sole voting power with respect to 23,629,112 shares of common stock and sole dispositive power with respect to 24,498,064 shares of common stock.

(2)
Carl C. Icahn and related entities (collectively, Icahn) reported on a Form 13D/A filed with the SEC on February 7, 2024 holdings of common stock. Icahn has shared voting power with respect to 14,286,505 shares of common stock and shared dispositive power with respect to 14,286,505 shares of common stock.

(3)
The Vanguard Group reported on a Form 13G/A filed with the SEC on February 13, 2024 holdings of common stock. It has sole dispositive power with respect to 15,868,941 shares of common stock and shared dispositive power with respect to 288,880 shares of common stock.

(4)
Dimensional Fund Advisors LP reported on a Form 13G/A filed with the SEC on February 9, 2024 holdings of common stock. It has sole dispositive power with respect to 9,194,086 shares of common stock and sole voting power with respect to 9,047,444 shares of common stock.

The following tables show the amount of Dana common stock beneficially owned as of February 26, 2024 by our current Directors and named executive officers and by our Directors and executive officers as a group.
Name of Beneficial Owner	Shares(1)	Restricted Stock Units(2)	Shares Acquirable within 60 Days	Percent of Class
Aziz S. Aghili	52,764	0	0	*
Jeroen Decleer	0	0	0	*
Byron S. Foster	39,942	0	0	*
Ernesto M. Hernández	10,458	0	0	*
Gary Hu	14,942	0	0	*
James K. Kamsickas	725,054	0	0	*
Virginia A. Kamsky	57,743	0	0	*
Bridget E. Karlin	29,366	0	0	*
Timothy R. Kraus	50,549	0	0	*
Douglas H. Liedberg	111,169	0	0	*
Michael J. Mack, Jr.	40.946	0	0	*
R. Bruce McDonald	67,570	0	0	*
Steven D. Miller	2,886	0	0	*
Diarmuid B. O’Connell	40,946	0	0	*
Antonio Valencia	0	0	0	*
Keith E. Wandell	74,833	0	0	*
All Directors and executive officers as a group (17 persons)	1,329,804	0	0	*%
*	Represents holdings of less than one percent of Dana’s common stock
Footnotes:
(1)
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. None of the persons listed above has pledged his or her shares of common stock.

(2)
Reflects the number of restricted stock units (RSUs) credited as of February 26, 2024 to the accounts of certain non-employee Directors who elected to defer a percentage of their annual retainer into restricted stock units under our 2021 Dana Incorporated Omnibus Incentive Plan. RSUs are payable in shares of Dana common stock or, at the election of Dana, cash equal to the market value per share as described under the caption “Compensation of Directors” above. RSUs do not have current voting or investment power. Excludes RSUs awarded to Non-employee Directors and certain executive officers that have not vested under their vesting schedules.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that Dana’s directors, executive officers and persons who own more than ten percent (10%) of a registered class of Dana’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the NYSE not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Dana believes that, during the year ended December 31, 2023, each of its executive officers, directors and greater than ten percent (10%) shareholders complied with all such applicable filing requirements.

PROPOSAL II SUBMITTED FOR YOUR VOTE

ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act enables our shareholders to vote on an advisory (non-binding) basis on our compensation policies and practices and the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Since 2011, our Board of Directors, upon the recommendation of Dana’s shareholders, has elected to hold an annual advisory vote on Dana’s executive compensation practices.
As discussed in the Compensation Discussion and Analysis (CD&A) above, the overall objectives of Dana’s executive compensation program are to attract, motivate, reward and retain talent. We believe that in order to achieve our objectives, our compensation and benefits must be competitive with executive compensation arrangements generally provided to other executive officers at similar levels at other companies where we compete for talent. The various components of Dana’s executive compensation program are designed to:
►	Align management incentives and shareholder interests;
►	Motivate executive management and employees to focus on business goals over short- and long-term horizons; and
►	Attract and retain executive talent.
We believe that Dana’s executive compensation programs have been effective at incentivizing the achievement of positive results, appropriately aligning pay and performance and enabling Dana to attract and retain very talented executives within our industry. We encourage you to read our CD&A contained within this proxy statement for more detailed discussion of our compensation policies, practices and procedures.
As required by Section 14A of the Exchange Act, we are asking our shareholders to indicate their support for our executive compensation policies and practices as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our fiscal year 2023 executive compensation policies and procedures for our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the shareholders of Dana Incorporated (Dana) approve, on an advisory basis, the compensation of Dana’s named executive officers, as disclosed in Dana’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in Item 402 of Regulation S-K (including the Compensation Discussion & Analysis, the compensation tables and narrative discussion).
Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our shareholders’ concerns and take them into account when designing future executive compensation programs.
DANA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL III SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of Dana has selected PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024 and recommends that the shareholders vote for ratification of such appointment. PwC has served as our independent registered public accounting firm since 1915.
As a matter of good corporate governance, the selection of PwC is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if PwC is ratified as the independent registered public accounting firm by the shareholders, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Dana and its shareholders. Representatives of PwC are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.
DANA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL IV SUBMITTED FOR YOUR VOTE

APPROVAL OF AMENDMENT TO DANA INCORPORATED 2021 OMNIBUS INCENTIVE PLAN TO INCREASE SHARES BY 3,070,000
Upon the recommendation of the Compensation Committee, the Board has approved an amendment to the Dana Incorporated 2021 Omnibus Incentive Plan (as amended, the “2021 Omnibus Plan”) to increase the aggregate number of shares of common stock authorized to be issued under the 2021 Omnibus Plan, by 3,070,000 shares. Shareholder approval of the increase in the aggregate number of shares subject to the 2021 Omnibus Plan is required, among other things, in order to comply with the listing standards for the NYSE requiring shareholder approval of certain material amendments to stock incentive plans. This proposal constitutes the Company’s request that shareholders approve the amendment increasing the shares subject to the 2021 Omnibus Plan.
Background
The Company’s shareholders approved the original 2021 Omnibus Plan on April 21, 2021 with a share reserve of 3,500,000 shares of common stock, plus 2,188,838 shares available under the Dana Incorporated 2017 Omnibus Incentive Plan (the “Prior Plan”), and subject to adjustments as described below.
The Board is asking our shareholders to approve the amendment in order to allow us to continue to use equity-based awards, including performance-based awards, to retain, attract, and motivate employees and to further align the interests of our employees with those of our shareholders. The Board believes the increase in shares available under the 2021 Omnibus Plan is necessary to provide the Company with the resources necessary to continue using equity compensation and other incentive awards, including performance-based awards, to retain and attract directors, officers, other employees and consultants and to motivate and provide to such persons incentives and rewards for superior performance. The Board also believes that approval of the share increase will position us to remain competitive with comparable companies in the industry.
We carefully consider the dilutive impact of our share usage for equity awards. The Board believes that the increased number of shares available for issuance under the 2021 Omnibus Plan represents a reasonable amount of potential equity dilution.
►	Prior to this Proposal, as of December 31, 2023, a total of 4,026,527 shares were available for grant under the 2021 Omnibus Plan. There were no shares available under any other plan.
►	If the shareholders approve this Proposal, an additional 3,070,000 shares will become available for issuance under the 2021 Omnibus Plan.
►
As of December 31, 2023, we had outstanding restricted stock units (“RSUs”) with respect to 1,939,854 shares of our common stock and unvested performance share awards (“PSAs”) with respect to 1,450,235 shares of our common stock, assuming target performances of PSAs.

►
Assuming approval of this Proposal, as of December 31, 2023, our overhang would be approximately 7.25%. We calculate overhang as a measure of shares subject to stock-based awards outstanding or reserved for future grants as a percentage of shares outstanding, as further described below.

►
Our burn rate (which provides a measure of the potential dilutive impact of our annual equity program) was approximately 1.01% for fiscal 2023, while our three-year average burn rate was approximately 0.78%, as further described below.

If our shareholders do not approve the amendment, the original 2021 Omnibus Plan prior to the proposed amendment will remain in effect according to its terms.

“Best Practices” Integrated into Dana’s Equity Compensation Program and the 2021 Omnibus Plan
Our compensation practices and the 2021 Omnibus Plan include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our shareholders, including the following:
►	No Evergreen Feature. The 2021 Omnibus Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.
►
Limitation on Shares Issued. The 2021 Omnibus Plan contains limits on the number of shares authorized to be issued under the 2021 Omnibus Plan. No more than 3,500,000 shares of our common stock (subject to anti-dilution purposes) plus (i) the shares of common stock that were available for future awards under the Prior Plan at the time the 2021 Omnibus Plan was approved (which was 2,188,838 shares); and (ii) any shares of common stock that are represented by awards granted under the Prior Plan or under the 2021 Omnibus Plan which are forfeited, expired or are cancelled without delivery of the shares or which result in the forfeiture of shares will be authorized for issuance under the 2021 Omnibus Plan if the increase is approved.

►
Conservative Share Reuse Provision. Shares subject to an award under the 2021 Omnibus Plan will not be available for reuse if such shares are tendered in payment of a stock option, delivered or withheld to satisfy any tax withholding obligation.

►
Minimum Vesting Period. Awards granted after April 21, 2021 must have a vesting period of at least twelve months, with the exception that up to 5% of the share reserve may have a shorter vesting period.

►	Repricings and Exchanges Prohibited. The 2021 Omnibus Plan prohibits the repurchase, cancellation and exchange of out-of-the-money outstanding options or appreciation rights (“ARs”) for consideration.
►	Discount Options and ARs Prohibited. All options and ARs must have an exercise price equal to or greater than the fair market value of our common stock on the date the option or AR is granted.
►
Double-Trigger Change-in-Control Provisions. The change-in-control provisions under the 2021 Omnibus Plan provide for acceleration of vesting in the event of a change in control only if the 2021 Omnibus Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control.

►	No Dividends on Unearned Awards. The 2021 Omnibus Plan prohibits the current payment of dividends or dividend equivalents on unearned awards subject to performance conditions.
►
Forfeiture and Recoupment Policies. The 2021 Omnibus Plan authorizes the Compensation Committee or the Board to reduce or cancel a participant’s plan benefits if the participant engages in certain types of detrimental conduct.

Modest Share Usage and Shareholder Dilution
Potential Overhang with 3,070,000 Additional Shares. The table below shows our potential dilution (referred to as “overhang”) levels, based on our “Total Potential Overhang,” which includes our request for 3,070,000 additional shares of common stock to be available for grants made under the 2021 Omnibus Plan, and our “Fully Diluted Shares of Common Stock.” These additional shares represent approximately 2.12% of our Fully Diluted Shares of common stock, as described in the table below.
Options Outstanding as of December 31, 2023	0
Outstanding Full Value Grants as of December 31, 2023(1)	3,390,089
Total Equity Grants Outstanding as of December 31, 2023	3,390,089
Shares Available for Grant under the 2021 Omnibus Plan as of December 31, 2023(2)	4,026,527
Additional Shares Requested	3,070,000
Total Potential Overhang under the 2021 Omnibus Plan(3)	10,486,616
Common Stock Outstanding as of December 31, 2023	144,386,484
Fully Diluted Shares of Common Stock Outstanding as of December 31, 2023	144,592,331
Potential Dilution of 3,070,000 Additional Shares as a Percentage of Fully Diluted Shares of Common Stock Outstanding	2.12%
1.	Includes 1,939,854 RSUs and 1,450,235 PSAs (assuming target performance). PSAs can be paid at 0% to 200% of target.
2.	Assumes target performance of outstanding performance-based grants.
3.
The Total Potential Overhang consists of (i) 3,390,089 total shares subject to outstanding awards as of December 31, 2023 (assuming target performance of outstanding performance-based grants), plus (ii) 4,026,527 shares that remain available for grants under the 2021 Omnibus Plan as of December 31, 2023, plus (iii) 3,070,000 additional shares requested.

Burn Rate. Our equity plan share usage over 2021, 2022 and 2023 represented a three-year average burn rate of 0.78%, as described in the table below (with number of shares reported in each column).
Year	RSUs Granted (#)	PSAs Granted (#)	PSAs Vested(1) (#)	Total Awards (#)	Weighted Average Common Stock Outstanding (#)	Burn Rate (%)
2023	1,191,063	565,244	273,348	1,464,411	144,364,353	1.01%
2022	948,552	291,644	24,098	972,650	143,587,701	0.68%
2021	875,860	163,643	75,417	951,277	144,807,839	0.66%
Three Year Average	1,005,158	340,177	124,288	1,129,446	144,253,298	0.78%
1.	Reflects PSAs that vested at December 31st of applicable year upon conclusion of three-year performance period.
We calculated our burn rate for each year by dividing the sum of (x) all RSUs granted in the applicable year, and (y) all PSAs vested in the applicable year, divided by the weighted average number of shares of common stock outstanding at the end of the applicable year. There are no stock options included in the burn rate calculation because we have not granted any stock options in the past three years.
The burn rate means that we used an annual average of 0.78% of the weighted average shares outstanding at December 31 of the applicable year for equity grants made over the past three years under the 2021 Omnibus Plan.
Current Equity Compensation Plan Information
The following table contains information at December 31, 2023 about shares of stock which may be issued under our equity compensation plans, all of which have been approved by our shareholders.
(Shares in millions)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance(3)
Equity compensation plans approved by security holders	2.6	—	4.1
Equity compensation plans not approved by security holders
Total	2.6	—	4.1
Notes:
1.
No stock options were outstanding under any plan at December 31, 2023. Restricted stock units and performance shares have been awarded under Dana’s equity compensation plans and were outstanding at December 31, 2023. In accordance with FASB ASC 718 Compensation - Stock Compensation, Performance Shares for which a performance target has not been established are not considered in the number shown in the table.

2.
The 2.6 shares of common stock subject to outstanding restricted stock and performance share units that become issuable as those units vest have no exercise price and no cash consideration or other payment required for such shares.

3.	Excludes the additional shares being requested in this Proposal IV.
Description of the 2021 Omnibus Plan
A summary of the 2021 Omnibus Plan and the Plan Amendment is set forth below. This summary is qualified in its entirety by reference to the full text of the 2021 Omnibus Plan, which is attached Exhibit 10.4 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Plan Amendment, which is attached as Appendix A to this proxy statement.
General Plan Information. The 2021 Omnibus Plan is intended to permit the grant of options (both incentive stock options (“ISOs”, nonqualified stock options (“NQSOs”) or a combination of both), ARs, restricted stock, RSUs, performance awards (including performance shares and performance share units) and other cash-based or stock-based awards. All awards granted under the 2021 Omnibus Plan will be governed by separate written or electronic agreements or other evidence of award between Dana and each participant. The evidence of award will specify the terms and conditions of the Award, including vesting terms. No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Delaware govern the 2021 Omnibus Plan and any awards granted thereunder.

Term. Dana’s shareholders approved the 2021 Omnibus Plan on April 21, 2021, and it will continue no more than 10 years from this date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2021 Omnibus Plan.
Amendment and Termination. The 2021 Omnibus Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE or any other securities exchange on which our common stock is traded or quoted. Except as otherwise provided in the 2021 Omnibus Plan, no termination, suspension or amendment of the 2021 Omnibus Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Compensation Committee, without such participant’s written consent. Notwithstanding the foregoing, Dana shall obtain shareholder approval for: (i) subject to adjustments resulting from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Dana, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, a reduction in the exercise price of an award (or the cancellation and re-grant of an Award resulting in a lower exercise price); (ii) any amendment to materially expand the group of individuals eligible for awards under the 2021 Omnibus Plan; (iii) an increase to the maximum number of shares of common stock available for issuance under the 2021 Omnibus Plan (other than adjustments noted above); or (iv) amendments that would materially increase the benefits accruing to participants under the 2021 Omnibus Plan.
Administration. We bear all expenses of administering the 2021 Omnibus Plan. Our Compensation Committee administers the 2021 Omnibus Plan and has the authority to grant awards to participants upon such terms and conditions (not inconsistent with the provisions of the 2021 Omnibus Plan) as it may consider appropriate.
The interpretation and construction by the Compensation Committee of any provision of the 2021 Omnibus Plan or of any evidence of award, and any determination by the Compensation Committee pursuant to any provision of the 2021 Omnibus Plan or of any evidence of award, are considered final and conclusive.
To the extent permitted by law as well as limits under the 2021 Omnibus Plan, the Board or the Compensation Committee, as applicable, may, from time to time, delegate to one or more of its members or to one or more officers of Dana, or to one or more agents or advisors, administrative duties or powers as it may deem advisable, and the Board, the Compensation Committee or any person to whom duties or powers have been delegated, may utilize third parties to provide advice with respect to any responsibility the Board or the Compensation Committee or such person may have under the 2021 Omnibus Plan. In addition, the Compensation Committee may authorize one or more of our executive officers, including our CEO, to do one or both of the following on the same basis as the Compensation Committee: (i) designate participants to be recipients of awards and (ii) determine the size of any such awards. The authorized officer(s) are required to report periodically to the Compensation Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. This authority may not be delegated with respect to awards to any executive officer, director or owner of more than 10% of Dana’s equity securities.
Eligibility for Participation. All of our employees or service providers, employees or service providers of our subsidiaries and non-employee members of our Board are eligible to receive an award under the 2021 Omnibus Plan; however, ISOs may only be granted to employees of Dana or its majority-owned subsidiaries. Because the 2021 Omnibus Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate in the 2021 Omnibus Plan and the benefits that will be provided to the participants cannot be determined at this time.
Shares Available for Issuance Under the 2021 Omnibus Plan. Subject to adjustments as provided in the 2021 Omnibus Plan, the number of shares of our common stock reserved for issuance under the 2021 Omnibus Plan in 2021 was originally 3,500,000 plus (i) any shares of common stock available for future awards under the Prior Plan; and (ii) any shares of common stock that are represented by awards granted under the Prior Plan which are forfeited, expire or are cancelled without delivery of the shares or which result in the forfeiture of shares back to Dana. We are requesting an additional 3,030,000 shares to be available under the 2021 Omnibus Plan. Any shares related to awards under the 2021 Omnibus Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, or are settled in cash in lieu of shares, will be available again for grant under the 2021 Omnibus Plan. Common stock to be issued or delivered pursuant to the 2021 Omnibus Plan may be authorized and unissued shares of common stock, treasury shares or a combination of the foregoing.
Notwithstanding the foregoing, (x) upon the exercise of a stock-settled stock appreciation right or net-settled option granted under the 2021 Omnibus Plan, the number of shares subject to the award (or portion of the award) that is then being exercised will be counted against the maximum aggregate number of shares that may be issued under the 2021 Omnibus Plan as provided above, on the basis of one share for every share, regardless of the actual number of shares issued upon exercise and (y) any shares withheld (or, with respect to restricted stock, returned) in satisfaction of tax withholding obligations will be counted as shares issued.
The number of shares of common stock actually issued or transferred by Dana upon the exercise of ISOs will not exceed 4,000,000. In addition, during any calendar year no participant will be granted options and ARs and other awards with rights which are substantially similar to options or ARs, in the aggregate, for more than 2,000,000 shares of common stock. Further, during any calendar year no participant will be granted performance vesting restricted stock or RSUs or stock-denominated performance shares or other awards with rights which are substantially similar to performance shares for more than 1,500,000 shares of common stock. During any calendar year no participant will be granted performance units or cash-denominated other awards with rights which are substantially similar to performance units pursuant to which the participant can receive, in the aggregate, more than $15,000,000. Any awards granted by Dana in substitution for awards granted by companies acquired by Dana (substitute awards) will not reduce the shares of common stock available for awards under the 2021 Omnibus Plan.
Description of Awards Under the 2021 Omnibus Plan
Stock Options. Our Compensation Committee may award ISOs, which are intended to comply with Section 422 of the Code, NQSOs, which are not intended to comply with Section 422 of the Code, or a combination of both. An evidence of award will be given to a participant who receives a grant and will set forth (i) the number of shares granted; (ii) the exercise price, which may not be less than the fair market value of the underlying shares of common stock on the date the option is granted; (iii) the method by which the exercise price is payable; (iv) the conditions to become exercisable (including without limitation the attainment of performance objectives) and the period(s) for which they will remain exercisable and (v) such other terms as the Compensation Committee or an authorized officer may approve, including without limitation provisions under which some portion or all of the options or proceeds attributable to them may be subject to recoupment in circumstances of conduct deemed detrimental to Dana.
Successive grants may be made to the same participant whether or not any previous grants remain unexercised. options granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. Any grant may provide for the earlier exercise or other modifications in the event of specified terminations of the participant’s employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. The exercise of an option will result in the cancellation on a share-for- share basis of any related tandem appreciation right authorized. No option granted will be exercisable for more than ten years from the date it was granted. Except as provided in an evidence of award, in the event of a participant’s termination of employment or service, any options that have not vested as of the termination date will be cancelled and immediately forfeited, without further action on the part of Dana or the Compensation Committee, and the participant will have no further rights in respect of such grant. In no event may an option be repurchased or cancelled in exchange for cash or other consideration at a time when the exercise price exceeds the fair market value of the shares of common stock.
Appreciation Rights. The Compensation Committee may grant (i) tandem ARs with options or (ii) freestanding ARs unrelated to options. A tandem AR gives the participant holding an associated option a right, exercisable by the surrender of the option, to receive an amount determined by the Compensation Committee or an authorized officer, which is a percentage of the spread on the related option (not exceeding 100%) at the time of exercise. Tandem ARs may be granted at any time prior to the exercise or termination of the related option, although a tandem AR awarded in relation to an ISO must be granted concurrently with the ISO. Free-standing ARs grant the participant the right to receive an amount determined by the Compensation Committee or an authorized officer, which is a percentage of the spread (not exceeding 100%) at the time of exercise.
An evidence of award will be given to a participant who receives a grant and will set forth: (i) the number of shares of common stock to which it pertains; (ii) the percentage of the spread (not exceeding 100%) payable at the time of exercise and whether such amount will be paid in cash, in shares of common stock or a combination; (iii) the conditions to become exercisable (including without limitation the attainment of performance objectives) and the exercise period; and (iv) such other terms as the Compensation Committee or authorized officer may approve, including without limitation provisions under which some portion or all of the ARs or proceeds attributable to them may be subject to recoupment in circumstances of conduct deemed detrimental to Dana.
ARs granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. A grant may provide for an earlier exercise or other modifications in the event of specified terminations of the participant’s employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. Except as provided in an evidence of award, in the event of a participant’s termination of employment or service, any ARs that have not vested as of the participant’s termination date will be cancelled and immediately forfeited, without further action on the part of Dana or the Compensation Committee, and the participant will have no further rights in respect of such grant.
A grant of tandem ARs will provide that such grant may be exercised only at a time when the related option is also exercisable and at a time when the spread is positive, and by surrender of the related option for cancellation. Successive grants of tandem ARs may be made to the same participant regardless of whether any previous grants remain unexercised.
With respect to free-standing ARs only (i) each grant will specify a base price which may not be less than the market value per share on the grant date; (ii) successive grants may be made regardless of whether any previous grant(s) remain unexercised; and (iii) no grant may be exercised more than ten years from the grant date. In no event may an AR be repurchased or cancelled in exchange for cash or other consideration at a time when the exercise price exceeds the fair market value of the shares of common stock.
Restricted Stock. The Compensation Committee or an authorized officer may grant restricted stock. Each grant constitutes an immediate transfer of ownership of shares of Dana common stock entitling the participant to voting, dividend and other ownership rights, subject to a substantial risk of forfeiture and restrictions on transfer pending lapse of the forfeiture risk.

An evidence of award will be given to a participant who receives a grant and will set forth: (i) the number of shares of common stock to which it pertains; (ii) any restrictions on transfer and forfeitability provisions; (iii) the conditions under which restrictions on transfer and forfeitability provisions will lapse, including without limitation upon the attainment of performance objectives; and (iv) such other terms the Compensation Committee or an authorized officer may approve, including without limitation provisions under which some portion or all of the restricted stock or proceeds attributable to it may be subject to recoupment in circumstances of conduct deemed detrimental to Dana.
Restricted stock granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. A grant may provide for the earlier lapse of restrictions or other modifications in the event of terminations of employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. Except as otherwise provided in an evidence of award, in the event of a participant’s termination of employment or service, any restricted stock that has not yet become free of restrictions will be immediately forfeited, without further action on the part of Dana or the Compensation Committee, and the participant will have no further rights in respect of such grant. A grant may require that any or all dividends or other distributions paid during the period of such restrictions be automatically deferred and/or reinvested in additional shares of restricted stock (which may be subject to the same restrictions as the underlying award) or be paid in cash on a deferred or contingent basis.
Restricted Stock Units. The Compensation Committee or an authorized officer may grant RSUs. A grant will constitute the agreement by Dana to deliver shares of its common stock or cash to the participant in the future in consideration of the performance of services. An evidence of award will be given to a participant who receives a grant and will set forth: (i) the number of shares of common stock to which it pertains; (ii) the conditions for the RSUs or installments to vest (including without limitation the attainment of performance objectives); (iii) form of payment and time(s) payable; and (iv) such other terms as the Compensation Committee or authorized officer may approve, including without limitation provisions under which some portion or all of an RSU or proceeds attributable to it may be subject to recoupment in circumstances of conduct deemed detrimental to Dana.
During the restriction period, no participant will have the rights of a shareholder of any shares of common stock, but the Compensation Committee or an authorized officer may authorize the payment of dividend equivalents on such RSUs on either a current, deferred or contingent basis, either in cash or in additional shares of common stock. RSUs granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. A grant of RSUs may provide for the earlier lapse of restrictions or other modifications in the event of specified terminations of the participant’s employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. Except as otherwise provided in an evidence of award, in the event of a participant’s termination of employment or service, any RSU that has not yet become vested will be immediately forfeited without further action on the part of Dana or the Compensation Committee, and the participant will have no further rights in respect of such grant.
Performance Shares and Performance Units. The Compensation Committee or an authorized officer may grant performance shares and performance units that will become payable upon achievement of specified performance objectives during performance periods. An evidence of award will be given to a participant who receives a grant and will set forth: (i) the number of units or shares of common stock to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; (ii) the conditions for the performance awards or installments to vest; (iii) form of payment and (iv) such other terms as the Compensation Committee or authorized officer may approve, including without limitation provisions under which some portion or all of the performance awards or proceeds attributable thereto may be subject to recoupment in circumstances of conduct deemed detrimental to Dana.
Performance awards granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. A grant of performance awards may provide for the earlier lapse of restrictions or other modifications in the event of specified terminations of employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. Except as provided in an evidence of award, in the event of a termination of employment or service, any performance award that has not yet become vested will be immediately forfeited, without further action, and the participant will have no further rights in respect of such grant. During the performance period, the participant will have none of the rights of a shareholder with respect to Performance Shares, but the Compensation Committee or authorized officer may authorize the payment of dividend equivalents on performance shares on either a current, deferred or contingent basis, either in cash or in additional shares of common stock.
Other Awards. The Compensation Committee or an authorized officer may authorize grants of other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to: (i) shares of Dana common stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon performance of Dana or any other factors designated by the Compensation Committee or authorized officer, and awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of, Dana,(ii) cash, or (iii) any combination of the foregoing, including without limitation grants of cash or shares of common stock as a bonus or in lieu of obligations of Dana to pay cash or deliver other property under the 2021 Omnibus Plan or under other plans or compensatory arrangements, all subject to such terms determined by the Compensation Committee or authorized officer.

An evidence of award will be given to a participant who receives a grant and will set forth: (i) the number of shares of common stock and/or the amount of cash to which it pertains; (ii) the conditions for the other award or installments to vest (including without limitation the attainment of performance objectives); (iii) the form of payment; and (iv) such other terms as the Compensation Committee or authorized officer may approve, including without limitation provisions under which some portion or all of the other award or proceeds attributable thereto may be subject to recoupment in circumstances of conduct deemed detrimental to Dana. Other awards granted after April 21, 2021 must provide for a minimum vesting period of twelve months from the date of grant, with the exception that up to 5% of the share reserve may have a shorter vesting period. A grant of an other award may provide for the earlier lapse of restrictions or other modifications in the event of specified terminations of employment or service, a change in control, an unforeseeable emergency, the grant of a substitute award or other special circumstances. Except as provided in an evidence of award, in the event of termination of employment or service, any other award that has not yet become vested will be immediately forfeited, without further action on the part of Dana or the Compensation Committee, and the participant will have no further rights in respect of such grant.
Dividends and Dividend Equivalents. The Compensation Committee may provide the participant as part of an award with dividends or dividend equivalents, payable in cash, shares of common stock, other securities, other awards, or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Compensation Committee, provided that no dividends or dividend equivalents shall be payable in respect of outstanding (i) options or ARs or (ii) unearned performance awards or other unearned awards subject to performance conditions.
Awards to Non-Employee Directors. The Board may from time to time grant awards to non-employee directors upon the terms and conditions otherwise applicable to the grants of awards under the 2021 Omnibus Plan; provided, however, that, during any calendar year no participant who is a non-employee director shall be granted overall compensation (inclusive of cash compensation) in excess of $500,000; provided, further, that the foregoing limitation shall not apply in respect of any award granted to a non-employee director in lieu of payment of cash compensation or board or committee fees or in respect of any one-time initial equity grant upon a non-employee director’s appointment to the Board. If a non-employee director subsequently becomes an employee of Dana while remaining a member of the Board, any award held by such individual at the time will not be affected.
Performance Measures. The Compensation Committee may grant awards under the 2021 Omnibus Plan subject to the attainment of measurable performance objectives. Performance objectives may be described in terms of Dana-wide objectives or objectives that are related to the performance of a joint venture, subsidiary, business unit, division, department, business segment, region or function and/or that are related to the performance of the individual participant. Performance objectives may be made relative to the performance of other companies or an index covering multiple companies. The performance objectives applicable to any performance-based award will be based on specified levels of or growth in one or more of the following criteria: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes, including operating income before depreciation and amortization); (v) income (before or after taxes and before or after allocation of corporate overhead and bonus); (vi) net earnings; (vii) earnings per share; (viii) net income (before or after taxes); (ix) return on equity; (x) total stockholder return; (xi) return on assets or net assets; (xii) appreciation in and/or maintenance of share price; (xiii) market share; (xiv) gross profits; (xv) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xvi) economic value-added models or equivalent metrics; (xvii) reductions in costs; (xviii) cash flow or cash flow per share (before or after dividends); (xix) return on capital (including return on total capital or return on invested capital); (xx) cash flow return on investment; (xxi) improvement in or attainment of expense levels or working capital levels; (xxii) operating, gross, or cash margins; (xxiii) year-end cash; (xxiv) debt reductions; (xxv) stockholder equity; (xxvi) regulatory achievements; (xxvii) operating performance; (xxviii) market expansion; (xxix) customer satisfaction; (xxx) employee satisfaction and engagement; (xxxi) implementation, completion, or attainment of measurable objectives with respect to research, development, products or projects, recruiting and maintaining personnel, sustainability and social responsibility; or (xxxii) a published or a special index deemed applicable by the Compensation Committee or any of the above criteria as compared to the performance of any such index.
In connection with the establishment of performance objectives, the Compensation Committee at any time may exclude the impact on performance of charges for restructuring, acquisitions, divestitures, discontinued operations, extraordinary items, and other unusual or non-recurring items and the cumulative effects of changes in tax law or accounting principles, as such are defined by generally accepted accounting principles or the SEC and as identified in Dana’s audited financial statements, notes to such financial statements or management’s discussion and analysis in Dana’s annual report or other filings with the SEC. With respect to any grant under the 2021 Omnibus Plan, if the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of Dana, or the manner in which it conducts its business, or other events or circumstances render the performance objectives unsuitable, the Compensation Committee may in its discretion modify such performance objectives or the related minimum acceptable level or levels of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable.
Subject to the individual and other 2021 Omnibus Plan limits described above, the number of performance-based awards granted to any participant in any year is determined by the Compensation Committee in its sole discretion. The Compensation Committee may reduce, but not increase, the value of a performance-based award.
Adjustments. The Board shall make or provide for adjustments in the numbers of shares of common stock covered by outstanding options, ARs, RSUs, performance awards and other awards, in the option price and base price provided in outstanding options and ARs, and in the kind of shares covered thereby, as equitably required to prevent dilution or enlargement of the rights of participant that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Dana, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards alternative consideration (including cash), if any, as it may determine, in good faith, to be equitable in the circumstances and may require the surrender of all awards to be replaced. The Compensation Committee also will make or provide for adjustments in the numbers of shares as is appropriate to reflect any transaction or event described above.
Change in Control. In the event of a “Change in Control” (as defined in the 2021 Omnibus Plan), except as otherwise provided in an evidence of award or by the Compensation Committee on the grant date, to the extent outstanding awards granted under the 2021 Omnibus Plan are not assumed, converted or replaced by the resulting entity or its direct or indirect parent, all outstanding awards that may be exercised will become fully exercisable, all restrictions with respect to outstanding awards will lapse and become vested and non-forfeitable, and any specified performance objectives with respect to outstanding awards will be deemed to be satisfied at target.
Except as otherwise provided in an evidence of award or by the Compensation Committee, to the extent outstanding awards granted are assumed, converted or replaced by the resulting entity or its direct or indirect parent in the event of a Change in Control, any outstanding awards that are subject to performance objectives will be converted by the resulting entity or its direct or indirect parent, as if target performance had been achieved as of the date of the Change in Control, and each award of: (i) performance shares or performance units will continue to vest during the remaining performance period, (ii) restricted stock will remain subject to the otherwise applicable vesting conditions during the remaining vesting period, (iii) RSUs will remain subject to the applicable vesting conditions during the restriction period, and (iv) all other awards will remain subject to the applicable vesting conditions during the remaining vesting period, if any.
Except as otherwise provided in an evidence of award or by the Compensation Committee, to the extent outstanding awards granted are either assumed, converted or replaced by the resulting entity or its direct or indirect parent in the event of a Change in Control, if a participant’s service is terminated without cause by Dana or the resulting entity or a participant resigns his or her employment for good reason (as those terms are defined in his or her employment agreement as applicable and otherwise in an evidence of award), in either case, all outstanding awards held by the participant that may be exercised will become fully exercisable and all restrictions with respect to outstanding awards will lapse and become vested and non-forfeitable.
The Board in its discretion, at or after a grant date, may (i) provide for the cancellation of each outstanding and unexercised option or AR with an option or base price, less than the highest price per share of common stock paid for a share of common stock in the Change in Control (or, if less, the market value per share at the time of cancellation to the extent required to avoid imposition of a tax under Section 409A of the Code) (such amount the “Transaction Consideration”) in exchange for a cash payment to be made at the same time as payment is made to holders of common stock in connection with the Change in Control in an amount equal to the amount by which the Transaction Consideration exceeds the option or base price, as applicable, multiplied by the number of shares of common stock granted under the option or AR, and (ii) provide for the cancellation of each outstanding and unexercised option or AR with an option or base price, as applicable, equal to or more than the Transaction Consideration without any payment to the holder of such option or AR, as applicable.
Non-U.S. Participants. The Board or the Compensation Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by Dana outside of the United States of America or who provide services to Dana under an agreement with a foreign nation or agency, as the Board or the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Compensation Committee may approve supplements to or amendments, restatements or alternative versions of the 2021 Omnibus Plan as it may consider necessary or appropriate for such purposes. No special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the 2021 Omnibus Plan as then in effect unless such revisions are permitted without further approval by the shareholders of the Corporation.
Transferability. Except as otherwise determined by the Board or the Compensation Committee, no award or dividend equivalents paid may be transferable by a participant except by will or the laws of descent and distribution, and may be otherwise transferred in a manner that protects the interest of Dana as the Board or the Compensation Committee may determine. If approved by the Compensation Committee, each participant may, in a manner established by the Board or the Compensation Committee, designate a beneficiary to exercise the rights of the participant with respect to any award upon the death of the participant and to receive shares of common stock or other property issued upon such exercise.
The Compensation Committee or an authorized officer may specify on the grant date that part or all of the shares of common stock that are (i) to be issued or transferred by Dana upon the exercise of an option or ARs, upon the termination of the restriction period applicable to RSUs or upon payment under any grant of performance shares or performance units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer, will be subject to further restrictions on transfer.

The Board or the Compensation Committee may determine that awards (other than ISOs) may be transferable by a participant, without payment of consideration by the transferee, only to any one or more family members of the participant in accordance with the federal securities laws. No transfer will be effective unless reasonable prior notice is delivered to Dana and the transfer is effected in accordance with any terms and conditions that were made applicable. Any transferee will be subject to the same terms and conditions as the participant.
Substitute Awards for Awards Granted by Other Entities. Substitute awards may be granted for grants or awards held by employees of a company or entity who become Dana employees as a result of the acquisition, merger or consolidation of the employer company by or with Dana. Except as otherwise provided by applicable law and notwithstanding anything in the 2021 Omnibus Plan to the contrary, the terms, provisions and benefits of the substitute awards grant may vary from those set forth in or required or authorized by the 2021 Omnibus Plan to such extent as the Compensation Committee at the time of the grant may deem appropriate to conform, in whole or part, to the terms, provisions and benefits of grants or awards in substitution for which they are granted.
Federal Income Tax Consequences
The following discussion covers some of the United States federal income tax consequences with respect to awards that may be granted under the 2021 Omnibus Plan. This summary does not describe state, local, or foreign tax consequences of an individual’s participation in the 2021 Omnibus Plan.
Incentive Stock Options. A participant will not recognize income for federal income tax purposes when ISOs are granted, vested or timely exercised. If the shares acquired upon exercise are held for at least two years from the date of grant and at least one year from the date of exercise, the employee recognizes capital gain or loss upon a subsequent sale of the shares equal to the difference between the sale price and the exercise price. If the shares acquired upon exercise fail to meet these holding requirements, the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of Option exercise, or (2) the amount realized on disposition, exceeds the option exercise price; and (b) capital gain, to the extent the amount realized on disposition exceeds the sum of the exercise price paid and any ordinary income recognized by the participant.
Exercise of an ISO will be timely if made during its term and if the participant remains employed at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies while employed or within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NQSOs discussed below.
The exercise of an ISO may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an ISO over the exercise price paid for such shares is considered alternative minimum taxable income for alternative minimum tax purposes.
Nonqualified Stock Options. With respect to NQSOs, the participant will recognize no income upon grant of the NQSO, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of the NQSO exercise over the NQSO exercise price. Upon a subsequent disposition of the shares received from the exercise of an NQSO, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.
Appreciation Rights. The recipient of a grant of ARs will not realize taxable income on the date of the grant. Upon the exercise of ARs, the recipient will realize ordinary income equal to the amount of cash or the fair market value of stock received.
Restricted Stock. A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant.
Under Section 83(b) of the Code, a participant may elect (not later than 30 days after acquiring the restricted stock) to recognize ordinary income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that the shares are subject to transferability restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time; however, if the shares are later forfeited, no tax deduction is allowable to the participant, and Dana will recognize ordinary income equal to the amount of its deduction when the participant made the Section 83(b) election.
Restricted Stock Units and Performance Awards. A participant holding RSUs or performance awards will, at the time the RSUs or performance awards become payable, realize ordinary income in an amount equal to the fair market value of the shares and any cash received.

Other Awards. The tax consequences of other awards will depend upon the terms and conditions of such awards as determined by the Compensation Committee; however, a participant holding other awards will generally realize ordinary income in an amount equal to the fair market value of the shares or cash received at the time of payment of shares or cash.
Federal Tax Consequences to Dana. In general, we will receive an income tax deduction at the same time and in the same amount as the amount which is taxable to the employee as ordinary income, subject to any applicable deduction limitations. To the extent a participant realizes capital gains, as described above, we will not be entitled to any corresponding deduction for federal income tax purposes. For example, Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid in any one year to “covered employees” (as defined in the tax rules) to $1,000,000. As a result, certain compensation attributable to awards may be nondeductible to Dana due to the application of Section 162(m) of the Code.
Award Deferral and Compliance with Section 409A of the Code. The Compensation Committee may permit participants to elect to defer the issuance of stock or the settlement of awards in cash (other than with respect to options or ARs) pursuant to such rules, procedures or programs as it may establish. The Compensation Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts, provided that no dividend equivalents shall be payable in respect of outstanding options or unearned performance awards or other unearned awards subject to performance conditions. However, it is intended that any grants made will be exempt from Section 409A of the Code or are structured in a manner that would not cause a participant to be subject to taxes and interest pursuant to Section 409A of the Code.
The plan, prior to the current amendment, was in place during 2023. Reference is also made to the tables captioned “Summary Compensation Table,” “Grants of Plan-Based Awards at Fiscal Year-End”, “Outstanding Equity Awards at Fiscal Year-End,” and “Options Exercised and Stock Vested During Fiscal Year” in this Proxy Statement for detailed information on incentive awards granted under the plan prior to the current amendment.
Market Price of the Common Stock. As of March 1, 2024, the fair market value of our common stock was $12.74 per share, based on the closing price of the common stock as reported by the NYSE.
DANA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE THE AMENDMENT TO THE DANA INCORPORATED 2021 OMNIBUS INCENTIVE PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees
PwC’s aggregate fees for professional services rendered to Dana worldwide were approximately $9.5 million and $9.3 million in the fiscal years ended December 31, 2023 and 2022, respectively. The following table shows details of these fees (in millions), all of which were pre-approved by our Audit Committee.
Service	2023 Fees	2022 Fees
Audit Fees
Audit and review of consolidated financial statements and statutory financial statements of international subsidiaries.	$8.7	$8.5

Total Audit Fees	$8.7	$8.5

Audit-Related Fees
Other audit services relating to statutory attestation services, IT system implementation reviews, and green bond attestation services.	$0.7	$0.6

Total Audit-Related Fees	$0.7	$0.6

Tax Fees
Assistance with tax compliance, tax audits, and tax advice.	$0.1	$0.2

Total All Other Fees	$0.1	$0.2
Audit Committee Pre-Approval Policy
Our Audit Committee pre-approves the audit and non-audit services performed by our independent registered public accounting firm, PwC, in order to assure that the provision of such services does not impair PwC’s independence. The Audit Committee annually determines which audit services, audit-related services, tax services and other permissible non-audit services to pre-approve and creates a list of the pre-approved services and pre-approved cost levels. Unless a type of service to be provided by PwC has received general pre-approval, it requires specific pre-approval by the Audit Committee or the Audit Committee Chairman or a member whom he or she has designated. Any services exceeding pre-approved cost levels also require specific pre-approval by the Audit Committee. Management monitors the services rendered by PwC and the fees paid for the audit, audit-related, tax and other pre-approved services and reports to the Audit Committee on these matters at least quarterly. We did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in applicable SEC disclosure rules.
The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Exchange Act, will not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that Dana specifically incorporates such information by reference, and will not be otherwise deemed filed under such acts.

AUDIT COMMITTEE REPORT
The Audit Committee oversees Dana’s financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the NYSE and the SEC. In addition to its duties regarding oversight of Dana’s financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and Dana’s internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Exchange Act. In conducting its annual evaluation of the independent auditors and deciding to re-appoint the independent auditors, the Audit Committee considered, in addition to the firm’s independence and integrity:
►	The independent auditors’ competence and its compliance with regulations;
►	The business acumen, value-added benefit, continuity and consistency, and technical and core competency provided by the engagement team;
►	The effectiveness of the independent auditors’ processes, including its quality control, timeliness and responsiveness, and communication and interaction with management; and
►	The firm’s efforts toward efficiency, including with respect to process improvements and fees.
The Audit Committee periodically considers whether an independent auditor change would be advisable. Pursuant to this review, the Audit Committee believes that PwC’s continuous relationship with Dana provides PwC with valuable institutional knowledge about Dana’s operations, policies, and practices and that changing audit firms would require significant time commitments and potentially distract Dana’s management from its focus on financial reporting and internal controls. Because of PwC’s lead audit partner rotating every five years, as presently required, along with other customary auditor staffing changes, the Audit Committee believes that PwC provides fresh audit perspective without the incremental costs associated with a change in audit firms.
The Audit Committee is involved in the selection of the independent auditor’s lead audit partner every five years, including in identification of candidates, review of qualifications, candidate interviews and review of plans for successor partner transition.
The Audit Committee Charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee’s responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes, and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed the audited financial statements included in Dana’s annual report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance, and other matters.
Audit Committee discussions with the independent auditors included those required under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 1301, Communications With Audit Committees. Further, the Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning independence. The Audit Committee discussed with the independent auditors their independence from management and Dana, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors’ independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.
In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Dana’s annual report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
The Audit Committee
R. Bruce McDonald, Chairperson
Gary Hu
Virginia A. Kamsky
Michael J. Mack, Jr.
Diarmuid B. O’Connell

February 13, 2024

ANNUAL REPORT TO SHAREHOLDERS
We are pleased to take advantage of SEC rules that permit issuers to furnish their proxy materials to shareholders on the Internet. Shareholders may request a paper copy of this proxy statement and the 2023 Annual Report by:
Internet www.proxyvote.com
Telephone 1-800-579-1639
Email sendmaterial@proxyvote.com
If requesting materials by e-mail, the control number found in the box marked by an arrow on the Notice and Access card will need to be provided in the e-mail request.
A copy of the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023, including the consolidated financial statements, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request to Dana Incorporated, Attention: Investor Relations, 3939 Technology Drive, Maumee, Ohio 43537.
OTHER MATTERS
The Board is not aware of any other additional matters to be presented at the 2024 Annual Meeting of Shareholders. The Board does not currently intend to submit any additional matters for a vote at the 2024 Annual Meeting of Shareholders, and no other shareholder has provided the required notice of the shareholder’s intention to propose any matter at the 2024 Annual Meeting of Shareholders. However, under Dana’s Bylaws, the Board may, without notice, properly submit additional matters for a vote at the 2024 Annual Meeting of Shareholders. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.
By Order of the Board of Directors

Douglas H. Liedberg Senior Vice President, General Counsel & Secretary Chief Compliance & Sustainability Officer
March 14, 2024

APPENDIX A

FIRST AMENDMENT TO THE
DANA INCORPORATED
2021 OMNIBUS INCENTIVE PLAN
The 2021 Omnibus Incentive Plan, effective April 21, 2021 (the “Effective Date”) (the “Plan”), of Dana Incorporated, a Delaware corporation (the “Company”), is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:
1. Amendment to Section 3(a)(i) of the Plan. Section 3(a)(i) of the Plan is hereby deleted and replaced in its entirety with the following:
“Maximum Shares Available Under Plan. Subject to adjustment as provided in Section 13 of the Plan, the maximum aggregate number of shares of Common Stock that may be issued or delivered under the Plan following the Effective Date is 6,570,000 shares of Common Stock plus the number of shares of Common Stock underlying Substitute Awards, plus the number of shares of Common Stock that remained available for new grants under the Prior Plan as of the Effective Date. From and after the Effective Date, no new grants shall be made under the Prior Plan. Any Award that by its terms can be settled only in cash shall not count against the number of shares of Common Stock available for award under the Plan. Common Stock to be issued or delivered pursuant to the Plan may be authorized and unissued shares of Common Stock, treasury shares or a combination of the foregoing.”
2. Effectiveness. In accordance with Section 20(a) of the Plan, the effectiveness of this First Amendment to the Dana Incorporated 2021 Omnibus Plan (this “Amendment”) is subject to the approval of the Company’s shareholders at the Company’s 2024 annual general meeting of shareholders (the date of such approval, the “Amendment Effective Date”). For the avoidance of doubt, if shareholder approval is not obtained, then this Amendment shall be void ab initio and of no force and effect.
3. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
4. Effect on the Plan. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Amendment Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.
[Signature Page Follows]
A-1

IN WITNESS WHEREOF, the undersigned, being authorized by the Board of Directors of the Company (the “Board”) to execute this Amendment, as evidenced by the approval and adoption of this Amendment by the Board, has executed this Amendment.
DANA INCORPORATED

By:
Name:
Title:
Date:
[Signature Page to First Amendment to 2021 Omnibus Plan]
A-2

DANA INCORPORATED
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DAN2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33095-P01309

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DANA INCORPORATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, AND 4.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of directors:

01) Ernesto M. Hernández
02) Gary Hu
03) James K. Kamsickas
04) Bridget E. Karlin
05) Michael J. Mack, Jr.
06) R. Bruce McDonald
07) Steven D. Miller
08) Diarmuid B. O'Connell
09) Keith E. Wandell

	For	Against	Abstain
2. Approval of a non-binding advisory proposal approving executive compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.	☐	☐	☐
4. Approval of the amendment to the Dana Incorporated 2021 Omnibus Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of the corporation and title of the authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

DANA INCORPORATED

2024 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 24, 2024
8:00 a.m., Eastern Time

Online at www.virtualshareholdermeeting.com/DAN2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 10K Wrap are available at www.proxyvote.com

The Annual Meeting of Shareholders will be conducted in a virtual format and there will be no physical location for shareholders to attend. If you plan to participate in the Annual Meeting of Shareholders, you will be able to listen, vote, and submit questions from your home or from any remote location that has Internet connectivity. **Shareholders may only participate online by logging in at www.virtualshareholdermeeting.com/DAN2024.**

V33096-P01309

Dana Incorporated
3939 Technology Drive
Maumee, OH 43537

proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned appoints Douglas H. Liedberg and Lisa A. Amend or either of them, as Proxies, each with the power to appoint his substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Dana Incorporated held of record by the undersigned on February 26, 2024, at the Annual Meeting of Shareholders to be held on April 24, 2024, and at any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote for the election of a person to the Board of Directors if any nominee named becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon any other business that may properly come before the meeting.

IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, UPON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.